SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 29, 2004

Date of Report (Date of earliest event reported)

ENTERPRISE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-28790

(Commission File Number)

87-0429962B

(I.R.S. Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(604) 659-5004

(Registrant’s telephone number, including area code)

ITEM 1.  Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3.  Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant’s Certifying Accountant.

None.

ITEM 5.  Other Events.

On July 29, 2004, Phytomedical Technologies Corporation, a wholly owned subsidiary of Enterprise Technologies, Inc., entered into an exclusive worldwide licensing agreement with New York University (NYU) for certain patented inventions (“NYU Patents”) related to pharmacologically active elements of a muira puama plant extract and ion channel modulators from natural sources.

In consideration for the grant of the License, Phytomedical has agreed to:

- reimburse NYU for its patent costs incurred to date;

- pay to NYU a royalty of four percent (4%) of the net sales of all licensed products related to medical, pharmacological, therapeutic, prophylactic, nutritional and research applications of the muira puama extract;

- pay NYU twenty percent (20%) of the net sales for all other licensed products;

- pay NYU ten percent (10%) of all sublicense fees.

In connection with the licensing agreement, Phytomedical granted to each of NYU and Dr. Bruce Cherksey, a NYU scientist and inventor of the NYU Patents, an option to acquire, for a period of one year from July 29, 2004, a number of shares equal to 12.5% of the outstanding common stock of Phytomedical on a fully diluted basis.

This combined 25% equity position may not be diluted until a total of $1,825,000, after deduction of all related financing costs, has been invested to further develop the technology.  Thereafter, NYU and Dr. Cherksey will be diluted pari passu with other equity holders of Phytomedical Technologies Corporation.

ITEM 6.  Resignations of Registrant’s Director’s

None.

ITEM 7.  Financial Statements and Exhibits.

The following exhibit is filed herewith:

Exhibit Number

Description

10.1

Option Purchase and Rights Agreement between Enterprise Technologies, Inc., Phytomedical Technologies Corporation and New York University

10.2

NYU – Phytomedical Technologies Corporation License Agreement

10.3

Grant of Stock Option by Phytomedical to New York University

ITEM 8.  Change in Fiscal Year.

None.

ITEM 9.  Regulation FD Disclosure

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE TECHNOLOGIES, INC.

/s/ Indy Panchi

Indy Panchi

President and Director

Date: August 5, 2004

#

Exhibit 10.1

OPTION PURCHASE AND RIGHTS AGREEMENT

Among

Enterprise Technologies, Inc

a Nevada corporation,

and

 Phytomedical Technologies Corporation

a Nevada corporation,

and

New York University

a New York Education corporation

July 29, 2004

#

THIS OPTION PURCHASE AND RIGHTS AGREEMENT (the “Agreement”) is made as of July 29, 2004 by and among Enterprise Technologies, Inc., a Nevada corporation (“Parent”), Phytomedical Technologies Corporation, a Nevada corporation (“Sub”), and New York University, a New York Education corporation (“NYU”), under which the Sub shall issue to NYU an option (the “Option”) to purchase aggregate of one thousand two hundred and fifty (1,250) shares of its authorized and unissued common stock (the “Shares”), and NYU and Sub will enter into the License Agreement (as defined below).  Each of NYU, Parent and Sub is individually referred to as a “Party” and collectively referred to herein as the “Parties”.  Certain other terms are used herein as defined below in Article I or elsewhere in this Agreement.

BACKGROUND

WHEREAS, Parent owns all of the issued and outstanding stock of Sub;

WHEREAS, NYU has licensed certain technology to Sub pursuant to the License Agreement;

WHEREAS, NYU is party to an Invention Assignment Agreement (the "Invention Agreement") with Bruce Cherksey, Ph.D. (the "NYU Scientist");

WHEREAS, Parent, Sub, and NYU have each entered into this Agreement to set forth the terms and conditions under which Sub will grant the Option to NYU.

NOW, THEREFORE, in consideration of the respective covenants contained herein and intending to be legally bound hereby, the Parties hereto agree as follows:

ARTICLE I
DEFINITIONS

For convenience, certain terms used in more than one part of this Agreement are listed in alphabetical order and defined or referred to below (such terms as well as any other terms defined elsewhere in this Agreement shall be equally applicable to both the singular and plural forms of the terms defined).

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person.  For the purposes of this definition, “control” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise and the terms of “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” means this Agreement and the Exhibits hereto.

“Assets” means, with respect to a Party, all of the assets, properties, goodwill and rights of every kind and description, real and personal, tangible and intangible, wherever situated and whether or not reflected in such Party’s most recent financial statements, that are owned or possessed by such Party and its Subsidiaries, taken as a whole.

“Benefit Plan” means all employee benefit, health, welfare, supplemental unemployment benefit, bonus, pension, profit sharing, deferred compensation, severance, incentive, stock compensation, stock purchase, retirement, hospitalization insurance, medical, dental, legal, disability, fringe benefit and similar plans, programs, arrangements or practices, including, without limitation, each “employee benefit plan” as defined in Section 3(3) of ERISA.

“Business” means with respect to Sub the entire business and operations of Sub and its Subsidiaries taken as a whole.

“Charter Documents” means an entity’s certificate or articles of incorporation, certificate defining the rights and preferences of securities, articles of organization, general or limited partnership agreement, certificate of limited partnership, joint venture agreement or similar document governing the entity.

“Closing” is defined in Section 2.2 of this Agreement.

“Closing Date” is defined in Section 2.2 of this Agreement.

“Code” means the Internal Revenue Code of 1986, as amended.  All citations to provisions of the Code, or to the Treasury Regulations promulgated thereunder, shall include any amendments thereto and any Substitute or successor provisions thereto.

“Common Stock” means the common stock, par value $0.0001per share, of Sub.

“Contract” means any written or oral contract, agreement, letter of intent, agreement in principle, lease, instrument or other commitment that is binding on any Person or its property under applicable Law.

“Court Order” means any judgment, decree, injunction, order or ruling of any federal, state, local or foreign court or governmental or regulatory body or authority, or any arbitrator that is binding on any Person or its property under applicable Law.

“Default” means (i) a breach, default or violation, (ii) the occurrence of an event that with or without the passage of time or the giving of notice, or both, would constitute a breach, default or violation or (iii) with respect to any Contract, the occurrence of an event that with or without the passage of time or the giving of notice, or both, would give rise to a right of termination, renegotiation or acceleration or a right to receive damages or a payment of penalties.

“Encumbrances” means any lien, mortgage, security interest, pledge, restriction on transferability, defect of title or other claim, charge or encumbrance of any nature whatsoever on any property or property interest.

“Environmental Condition” means any condition or circumstance, including the presence of Hazardous Substances which does or would (i) require assessment, investigation, abatement, correction, removal or remediation under any Environmental Law, (ii) give rise to any civil or criminal Liability under any Environmental Law, (iii) create or constitute a public or private nuisance or (iv) constitute a violation of or noncompliance with any Environmental Law.

“Environmental Law” means all Laws, Court Orders, principles of common law, and permits, licenses, registrations, approvals or other authorizations of any Governmental Authority relating to Hazardous Substances, pollution, protection of the environment or human health.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

 “GAAP” means United States generally accepted accounting principles including those set forth: (a) in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, (b) in the statements and pronouncements of the Financial Accounting Standards Board, (c) in such other statements by such other entity as approved by a significant segment of the accounting profession, and (d) the rules and regulations of the SEC governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the SEC.

“Governmental Authority” means any federal, state, local, municipal or foreign or other government or governmental agency or body.

“Governmental Permit” is defined in Section 3.11(c) of this Agreement.

“Hazardous Substances” means any material, waste or Substance (including, without limitation, any product) that may or could pose a hazard to the environment or human health or safety including, without limitation, (i) any “hazardous Substances” as defined by the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. §9601 et seq. and its implementing regulations, (ii) any “extremely hazardous Substance,” “hazardous chemical” or “toxic chemical” as those terms are defined by the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. § 11001 et seq. and its implementing regulations, (iii) any “hazardous waste,” as defined under the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, 42 U.S.C. §6901 et seq. and its implementing regulations (iv) any “pollutant,” as defined under the Water Pollution Control Act, 33 U.S.C. §1251 et seq. and its implementing regulations, as any of such Laws in clauses (i) through (iv) may be amended from time to time, and (v) any material, Substance or waste regulated under any Laws or Court Orders that currently exist or that may be enacted, promulgated or issued in the future by any Governmental Authority concerning protection of the environment, pollution, health or safety or the public welfare.

“Intellectual Property” means, with respect to a Party, all of the registered and unregistered patents, servicemarks, trademarks, copyrights, trade secrets and related intangible rights of a Party.

“License Agreement” means the License Agreement attached hereto as Exhibit A.

“Litigation” means any judicial or administrative process or proceeding or investigation, or any matter under arbitration or mediation.

“Laws” means any law, rule or regulation of any governmental or regulatory body.

“Material Adverse Effect” with respect to a Party shall mean any event, change, occurrence, effect, fact or circumstance that either individually or collectively with one or more other event, change, occurrence, effect, fact or circumstance is or may reasonably be expected to be materially adverse to (i) the ability of the Party to perform its obligations under this Agreement or to consummate the transactions contemplated hereby, or (ii) the business, tangible assets, liabilities, future prospects, results of operations or financial condition of the Party and its Subsidiaries, taken as a whole, other than any event, change, occurrence, effect, fact or circumstance (A) relating to the economy or securities markets of the United States or any other region in general, or (B) resulting from entering into this Agreement or the consummation of the transactions contemplated hereby or the announcement thereof.

“NYU” is defined above in the Preamble.

“NYU’s knowledge” or “knowledge of NYU” with reference to any item means that which the officer or director of NYU who executes this Agreement actually knows.

“Person” means any corporation, company, limited liability company, partnership, limited partnership or any business or other entity and any natural person.

“SEC Reports” is defined in Section 3.5 of this Agreement.

“Securities Act” is defined in Section 4.5 of this Agreement.

“Sub” is defined in the Preamble.

“Sub’s Assets” means the Assets of Sub.

“Sub’s Business” means the Business of Sub.

“Sub’s or Parent’s knowledge” or “knowledge of Sub or Parent” with reference to any item means that which the officers or directors, respectively, of the Sub or Parent actually know.

“Sub Subsidiary” means any Subsidiary of Sub.

“Subsidiary” shall mean, with respect to any Party, any corporation or other organization, whether incorporated or unincorporated, of which (a) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Party or by any one or more of its Subsidiaries, or by such Party and one or more of its Subsidiaries or (b) such Party or any other Subsidiary of such Party is a general partner (excluding any such partnership where such Party or any Subsidiary of such Party does not have a majority of the voting interest in such partnership).

“Transaction Documents” shall mean this Agreement, the Option Agreement, and the License Agreement.

“Transactions” shall mean the transactions provided for or contemplated by the Transaction Documents.

#

ARTICLE II
OPTION AGREEMENT; CLOSING

2.1 Sale and Purchase

Subject to the terms and conditions hereof, at the Closing (as defined in Section 3.1 below), in consideration of the payment of one ($1.00) dollar and other good and valuable consideration by NYU, the receipt and sufficiency of which is hereby acknowledged by Sub, Sub agrees to execute, perform and deliver to NYU a valid and binding option agreement containing the Option in the form attached hereto as Exhibit B (the “Option Agreement”).

2.2 Location, Date of the Closing.  The closing for the Transactions (the “Closing”) shall be held simultaneously with the execution and delivery of this Agreement at the offices of NYU in New York, New York.  The date on which the Closing occurs is referred to herein as the “Closing Date”.

2.3 Deliveries.  At the Closing, Sub shall execute and deliver the Option Agreement to NYU, and Sub and NYU shall execute and deliver the License Agreement.

2.4  Conditions of NYU’s Obligations at Closing.  The obligations of NYU under Section 2.3 of this Agreement are Subject to the fulfillment on or before the Closing, of each of the following conditions, the waiver of which shall not be effective unless NYU consents in writing thereto:

(a)  Representations and Warranties.  The representations and warranties of Sub contained in Article IV shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

(b)  Performance.  Sub shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

(c)  Compliance Certificate.  The President of Sub shall deliver to NYU at such Closing, a certificate certifying that the conditions specified in Section 3.1 have been fulfilled and stating that there has been no material adverse change in the business, affairs, prospects, operations, properties, assets or condition of Sub since the date of Sub’s incorporation.

(d)  Proceedings and Documents.  All corporate and other proceedings in connection with the Transactions and all documents incident thereto shall be reasonably satisfactory in form and substance to NYU, and NYU shall have received all such counterpart original and certified or other copies of such documents as NYU may reasonably request.

(e)  License Agreement.  Sub and NYU shall have entered into the License Agreement.

(f)

Option Agreement.  Sub shall have entered into the Option Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF SUB AND PARENT

Sub hereby represents and warrants to NYU as follows:

3.1 Corporate.  Sub is a corporation duly organized, validly existing and in good standing under the laws under which it was incorporated.  Sub is qualified to do business as a foreign corporation in any jurisdiction where it is required to be so qualified.  The Charter Documents and bylaws of Sub have been duly adopted and are current, correct and complete and Sub is not in violation of any provision of its Charter Documents.  Sub has all necessary corporate power and authority to own, lease and operate its Assets and to carry on its Business as it is now being conducted or is proposed to be conducted as a result of the Transactions.

3.2 Authorization  Sub has the requisite corporate power and authority to execute and deliver the Transaction Documents to which it is a party and to perform the Transactions to be performed by it.  Such execution, delivery and performance by Sub has been duly authorized by all necessary corporate action.  No consents or approvals of holders of Sub capital stock are required for the consummation of the Transactions.  Each Transaction Document executed and delivered by Sub as of the date hereof has been duly executed and delivered by Sub and constitutes a valid and binding obligation of Sub enforceable against Sub in accordance with its terms, except as otherwise limited by bankruptcy, insolvency, reorganization and other laws affecting creditors rights generally, and except that the remedy of specific performance or other equitable relief is available only at the discretion of the court before which enforcement is sought.

3.3 Validity of Contemplated Transactions  Neither the execution and delivery by Sub of the respective Transaction Documents to which it is or will be a party, nor the performance of the Transactions to be performed by it, will (i) conflict with or result in any breach of any provision of the Charter Documents, the bylaws or similar organizational documents of Sub, (ii) require any filing with, or permit, authorization, consent or approval of, any Governmental Entity, (iii) result in a violation of breach of, or constitute (with or without due notice or the passage of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any Contract to which Sub is a party, or (iv) violate any Consent Order, statute, rule or regulation applicable to Sub or any of its properties or assets.  There are no third party consents or approvals required to be obtained under any Contracts to which Sub is a party or to which its assets are bound prior to the consummation of the Transactions.

3.4 Capitalization and Stock Ownership  The total authorized capital stock of Sub consists of 100,000,000 shares of Common Stock, of which, as of the date hereof, 7,500 shares have been issued and 2,500 shares have been reserved for issuance upon exercise of stock purchase options (inclusive of the Option); all of the issued and outstanding shares of Common Stock are validly issued, fully paid and non-assessable.  Except as set forth in Exhibit 3.4 hereto and as expressly contemplated by this Agreement, as of the date hereof, there are no options, warrants, calls, commitments or other rights of any character (including conversion or preemptive rights) will entitle any Person to acquire any securities of Sub.  By the Closing Date, the Shares shall be reserved for issuance under the Option Agreement.

3.5 Parent SEC Reports; Financial Statements.  Parent has filed all required forms, reports, statements, schedules and other documents with the SEC since January 1, 2003, including (a) its Annual Reports on Form 10-KSB, (b) all proxy and information statements relating to Parent’s meetings of stockholders (whether annual or special) held since January 1, 2003, (c) its Quarterly Reports on Form 10-QSB, and (d) all other reports or registration statements filed by Parent (collectively, the “SEC Reports”).  Each of the SEC Reports, at the time it was filed, complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act, and with the forms and Regulations of the SEC promulgated thereunder, and did not contain at the time filed any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.  The financial statements, including all related notes and schedules contained in the SEC Reports (or incorporated by reference therein) fairly present the consolidated financial position of Parent as at the respective dates thereof and the consolidated results of operations and cash flows of Parent for the periods indicated in accordance with GAAP applied on a consistent basis throughout the periods involved (except for changes in accounting principles disclosed in the notes thereto) and Subject in the case of interim financial statements to normal year-end adjustments not expected to be material in amount and the absence of notes.

3.6 No Undisclosed Liabilities.  Except (a) as disclosed in the financial statements of Sub, and (b) for liabilities and obligations (i) incurred in the ordinary course of business and consistent with past practice, or (ii) incurred pursuant to, or in furtherance of, this Agreement or the Transactions, Sub has no liabilities or obligations of any nature, whether or not accrued, contingent or otherwise.

3.7 Taxes

(a) Parent and Sub have each (i) filed (or, in the case of tax returns not yet due, will file) with the appropriate governmental agencies all material tax returns required to be filed on or before the Closing and all such tax returns filed were true, correct and complete in all material respects, and (ii) paid (or, in the case of taxes not yet due, will pay), all taxes shown on such tax returns.

(b) Parent and Sub have each (i) duly paid or caused to be paid all material taxes and all taxes shown on tax returns that are or were due, except to the extent that a sufficient reserve for Taxes has been made and (ii) provided a sufficient reserve for the payment of all taxes not yet due and payable.

(c) No deficiency in respect of any taxes which has been assessed against Parent or Sub remains unpaid, except for taxes contested in good faith by appropriate proceedings, and there are no unassessed tax deficiencies or of any audits or investigations pending or threatened against Parent or Sub with respect to any Taxes.

(d) Neither Parent nor Sub has extended or waived the application of any applicable statute of limitations of any jurisdiction regarding the assessment or collection of any tax or any tax return.

(e) There are no liens for taxes upon any Assets of Parent or Sub.

(f) No notification has been received by Parent or Sub that an audit, examination or other proceeding is pending or threatened with respect to any taxes due from or with respect to or attributable to Parent or Sub or any tax return filed by or with respect to Parent or Sub.

3.8 Title to Assets and Related Matters.  Each of Parent and Sub has good and marketable title to its Assets, free from any Encumbrances except as set forth in the financial statements of the Parent included in the Parent's annual report on Form 10KSB for the fiscal year ended December 31, 2003.

3.9 Real Property.  All material real estate leased or owned by Sub as of the date hereof and used in the operation of the Sub’s Business is located at 216 – 1628 West 1st Avenue, Vancouver, BC V6J 1G1.

3.10 Subsidiaries.  As of the date hereof Sub does not own, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, limited liability company, business trust, joint venture or other legal entity.

3.11 Legal Proceedings; Compliance With Law; Governmental Permits

(a) There is no Litigation that is pending or to the knowledge of Sub, threatened against Sub.  Sub is and has been in compliance with all applicable Laws, and to the best knowledge of Sub including Environmental Law and applicable securities laws.  There has been no Default under any Laws applicable to Sub, including Environmental Laws.  There has been no Default with respect to any Court Order applicable to Sub.  Sub has not received any written notice or other communication to the effect that it is not in compliance with any applicable Laws, and Sub has no reason to believe that any presently existing circumstances are likely to result in violations of any applicable Laws.

(b) To the best knowledge of Sub, there is no Environmental Condition at any property presently or formerly owned or leased by Sub or any predecessor in interest.

(c) Sub has all material consents, permits, franchises, licenses, concessions, registrations, certificates of occupancy, approvals and other authorizations of Governmental Authorities (collectively, the “Governmental Permits”) required in connection with the operation of  its business as now being conducted, all of which are in full force and effect.  Sub has complied, in all material respects, with all of its Governmental Permits.

3.12 Employee Relations.  Sub is not (a) a party to, involved in or threatened by, any labor dispute or unfair labor practice charge, or (b) currently negotiating any collective bargaining agreement, and Sub has not experienced any work stoppage during the last three years.

3.13 ERISA

(a) Sub has no Benefit Plans within the meaning of ERISA, the Code and all other applicable Laws, including applicable Laws of foreign jurisdictions.  There have not been any “prohibited transactions,” as such term is defined in Section 4975 of the Code or Section 406 of ERISA, that could Subject Sub to any material penalty or tax imposed under the Code or ERISA.

(b) Sub has no current or contingent obligation to contribute to any multiemployer plan (as defined in Section 3(37) of ERISA), and neither Sub, nor any entity that has been treated as a single employer with Sub under Sections 414(b), (c), (m) or (o) of the Code, has any liability, contingent or otherwise, under Title IV of ERISA or Section 412 of the Code.

(c) There are no pending or threatened claims by or on behalf of any Sub Benefit Plans, or by or on behalf of any individual participants or beneficiaries of any Sub Benefit Plans, alleging any breach of fiduciary duty on the part of Sub or any of the officers, directors or employees of Sub under ERISA or any other applicable Regulations, or claiming benefit payments other than those made in the ordinary operation of such plans, or alleging any violation of any other applicable Laws.  The Sub’s Benefit Plans are not the subject of any investigation, audit or action by the Internal Revenue Service, the Department of Labor or the PBGC. Sub has made all required contributions under the Sub Benefit Plans including the payment of any premiums payable to the PBGC and other insurance premiums.

(d) The execution of this Agreement and the performance of the Transactions will not (either alone or in combination with the occurrence of any additional or subsequent events) constitute an event under any Sub Benefit Plan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any current or former employee, director or consultant of Sub.

3.14 Patents,Trademarks, Etc.  To the best knowledge of Sub, and except for the License Agreement, does not infringe upon or unlawfully or wrongfully use any Intellectual Property owned or claimed by another Person and no Person infringes on or wrongfully uses any Intellectual Property owned or claimed by Sub.  Sub owns or has valid rights to use all Intellectual Property used in the conduct of its business free and clear of all Encumbrances.  Sub has not made any claim of a violation or infringement by others of its rights to or in connection with its Intellectual Property which is still pending.

3.15 Absence of Certain Changes.  Since March 9, 2004, Sub has conducted its Business in the ordinary course and, as of the date hereof, there has not been:

(a) any Material Adverse Effect on the Sub Business;

(b) any distribution or payment declared or made in respect of Sub’s capital stock by way of dividends, purchase or redemption of shares or otherwise;

(c) any increase in the compensation payable or to become payable to any current director or officer of Sub, except for merit and seniority increases for employees made in the ordinary course of business, nor any material change in any existing employment, severance, consulting arrangements or any Sub Benefit Plan;

(d) any sale, assignment or transfer of any Sub Assets, or any additions to or transactions involving any Sub Assets, other than those made in the ordinary course of business or those solely involving Sub and its subsidiaries;

(e) other than in the ordinary course of business, any waiver or release of any material claim or right or cancellation of any material debt held by Sub;

(f) any change in practice with respect to Taxes, or any election, change of any election, or revocation of any election with respect to Taxes, or any settlement or compromise of any dispute involving a Tax liability;

(g) (i) any creation, or assumption of, any long-term debt or any short-term debt for borrowed money other than under existing notes payable, lines of credit or other credit facility in the ordinary course of business or otherwise in the ordinary course of business or with respect to its subsidiaries; (ii) any assumption, granting of guarantees, endorsements or otherwise becoming liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person except its subsidiaries; or (iii) any loans, advances or capital contributions to, or investments in, any other Person except its subsidiaries;

(h) except for this Agreement, the Options set forth on Exhibit 3.4 hereto and the License Agreement, any material agreement, commitment or contract, except agreements, commitments or contracts for the purchase, sale or lease of goods or services in the ordinary course of business;

(i) except for this Agreement, the Options set forth on Exhibit 4.4 hereto and the License Agreement, other than in the ordinary course of business, any authorization, recommendation, proposal or announcement of an intention to authorize, recommend or propose, or enter into any Contract with respect to, any (i) plan of liquidation or dissolution, (ii) acquisition of a material amount of assets or securities, (iii) disposition or Encumbrance of a material amount of assets or securities, (iv) merger or consolidation except as contemplated by this Agreement or (v) material change in its capitalization except as contemplated by this Agreement; or

(j) any change in accounting procedure or practice.

3.16 Corporate Records.  The minute books of Sub contain accurate, complete and current copies of all Charter Documents and of all minutes of meetings, resolutions and other proceedings of its Board of Directors and stockholders.

3.17 Finder’s Fees.  No Person is or will be entitled to any commission or finder’s fee or other payment in connection with the Transactions based on arrangements made by or on behalf of Sub.

3.18  Insurance.  The Sub has in full force and effect those insurance policies in sufficient amounts and Subject to reasonable deductibles, in amounts customary for companies similarly situated.

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ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF NYU

NYU hereby represents and warrants to Sub as follows:

4.1 Corporate.  NYU is a New York Education corporation.

4.2 Authorization.  NYU has the requisite corporate power and authority to execute and deliver the Transaction Documents to which it is a party and to perform the Transactions to be performed by it.  Such execution, delivery and performance by NYU have been duly authorized by all necessary corporate action.  Each Transaction Document executed and delivered by NYU as of the date hereof has been duly executed and delivered by NYU and constitutes a valid and binding obligation of NYU, enforceable against NYU in accordance with its terms, except as otherwise limited by bankruptcy, insolvency reorganization and other laws affecting creditors rights generally, and except that the remedy of specific performance or other equitable relief is available only at the discretion of the court before which enforcement is sought.

4.3 Validity of Contemplated Transactions.  Neither the execution and delivery by NYU of the respective Transaction Documents to which it is or will be a party, nor the performance of the Transactions to be performed by it, will require any filing, consent or approval under or constitute a Default, or result in a loss of material benefit under, (a) to NYU’s knowledge, any Law or Court Order to which NYU is subject, (b) the Charter Documents or bylaws of NYU, (c) any other Contracts to which NYU is a party or by which any of the NYU Assets may be subject.

4.4 Finder’s Fees..  No Person is or will be entitled to any commission, finder’s fee or other payment in connection with the Transactions based on arrangements made by or on behalf of NYU.

4.5 Investment Representations.  NYU represents and warrants to Sub as of the Closing Date that it:

(a) is an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), and was not organized for the specific purpose of acquiring the Securities;

(b) has sufficient knowledge and experience in investing in companies similar to Sub in terms of Sub’s stage of development so as to be able to evaluate the risks and merits of its investment in Sub and it is able financially to bear the risks thereof;

(c) has had an opportunity to discuss Sub’s business, management and financial affairs with Sub’s management; and

(d)

NYU’s acquisition of the Option (and the Shares upon exercise of the Option) is for its own account for the purpose of investment and not with a view to or for resale in connection with any distribution thereof.

(e)

NYU acknowledges that the Option and the Shares may not be sold, transferred, pledged, hypothecated, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities or an available exemption from registration under the Securities Act, the Securities must be held indefinitely.

NYU agrees that the Option and the Shares shall bear legends in substantially the following form:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT AN OPINION OF LEGAL COUNSEL FOR THE HOLDER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO LEGAL COUNSEL FOR THE COMPANY.”

4.6

Invention Agreement. To the best knowledge of NYU, the Invention Agreement has been duly executed by the parties thereto, is in full force and effect, and constitutes the legal, valid and binding obligations of the respective parties thereto. To the best knowledge of NYU, NYU has performed all obligations required to be performed by it and no default, or event which with notice or lapse of time or both would constitute a default, exists in respect thereof on the part of NYU.

ARTICLE V
COVENANTS OF PARENT AND SUB

5.1       Agreements with Affiliates.  Parent and Sub each hereby covenants and agree with NYU that until the Expiration Date (as defined in Section 6.11 below) neither shall enter into any agreement the subject of which is the License Agreement with each other any Affiliate of Parent or Sub or any Affiliate of a member of the Board of Directors of Parent or Sub unless (i) in the judgment of a majority of the disinterested members of the Board of Directors, the terms of such agreement are at least as favorable to the Sub as those that could be obtained from independent third parties for comparable goods or services, and (ii) the agreement is authorized by a majority of the disinterested members of the Board of Directors.

5.2       Agreements between Parent and Sub.  Parent and Sub each hereby covenant and agree with NYU that until the Sub has a reporting obligation under the Exchange Act they shall not enter into any agreement between Parent and Sub without the prior written consent of NYU which consent shall not be unreasonably withheld or delayed.   Any such agreement in violation of this Agreement shall be null and void.

5.3      Merger, Consolidation, Sale.    Parent and Sub each hereby covenant and agree with NYU that until the Sub has a reporting obligation under the Exchange Act no merger or consolidation of Sub with any other party and no sale of Sub shall be valid without the prior written consent of NYU, which consent shall not be unreasonably withheld or delayed.  Any such merger, consolidation or sale without the prior written consent of NYU shall be null and void.

5.4      Registration for Public Offering.  Within one (1) year after the completion of the first clinical trials of a Licensed Product (as defined in the License Agreement), Sub shall cause to be prepared and filed a registration statement on Form 10 or such other applicable form of registration statement then available to Sub, registering its Common Stock, including the Shares, under the Exchange Act, unless such deadline is extended by the mutual written agreement of NYU and Sub based on an assessment of current stock market conditions.    In lieu of extending such deadline, upon the mutual written consent of all Parties, which consent may be withheld by any party for any reason whatsoever, the Shares held by NYU may be exchanged for shares of the capital stock of Parent, or Parent shall purchase the Shares held by NYU.  Any such transaction shall be based upon the fair market value of the Shares (as mutually agreed upon in writing by the Parties) and shall be subject to such other terms and conditions as are mutually agreed upon in writing by the Parties.

ARTICLE VI
GENERAL MATTERS

6.1 Contents of Agreement

  This Agreement, together with the other Transaction Documents, set forth the entire understanding of the Parties hereto with respect to the Transactions and supersedes all prior agreements or understandings among the Parties regarding those matters.

6.2 Amendment, Parties in Interest, Assignment, Etc.

  This Agreement may be amended, modified or supplemented only by a written instrument duly executed by each of the Parties hereto.  If any provision of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, legal representatives, successors and permitted assigns of the Parties hereto.  No Party hereto shall assign this Agreement or any right, benefit or obligation hereunder.  Any term or provision of this Agreement may be waived at any time by the Party entitled to the benefit thereof by a written instrument duly executed by such Party.  The Parties hereto shall execute and deliver any and all documents and take any and all other actions that may be deemed reasonably necessary by their respective counsel to complete the Transactions.  Nothing in this Agreement is intended or will be construed to confer on any Person other than the Parties hereto any rights or benefits hereunder.

6.3 Interpretation

  Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) “or” has the inclusive meaning frequently identified with the phrase “and/or,” (d) “including,” “includes” or similar words has the inclusive meaning frequently identified with the phrase “but not limited to” and (e) references to “hereunder” or “herein” relate to this Agreement.  The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect.  Section, Subsection and Exhibit references are to this Agreement unless otherwise specified.  The Exhibits referred to in this Agreement will be deemed to be a part of this Agreement.  Each accounting term used herein that is not specifically defined herein shall have the meaning given to it under GAAP.

6.4 Notices

  All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered or sent by a nationally recognized overnight courier upon proof of delivery.  Any notices shall be deemed given upon receipt at the address set forth below, unless such address is changed by notice to the other Party hereto:

If to NYU:

New York University

726 Broadway

Room 208

New York 10003

Attention:

Elisa Cohen

Assistant Treasurer

Office of the Treasurer

with a required copy (which shall not constitute notice) to:

Office of Legal Counsel

New York, University

Bobst Library

70 Washington Square South

New York, NY 10012
Attention:  Annette B. Johnson, Esq.

Vice Dean and Senior Counsel for Medical School Affairs

If to Parent:

Enterprise Technologies, Inc.

216 – 1628 West 1st Avenue

Vancouver, BC V6J 1G1

Attention:

Indy Panchi

If to Sub:

Phytomedical Technologies Corporation

216 – 1628 West 1st Avenue

Vancouver, BC V6J 1G1

Attention:

Harmel S. Rayat

with a required copy (which shall not constitute notice) to:

Joseph Sierchio, Esq.

Sierchio Greco & Greco, LLP

720 Fifth Avenue

New York, New York 10022

6.5 Governing Law and Venue.  This Agreement shall be construed and interpreted in accordance with the Laws of the State of New York without regard to its provisions concerning conflict of laws (“Applicable Law”).  Any dispute or controversy concerning or relating to this Agreement shall be exclusively resolved in the federal or state courts located in New York, New York.

6.6 Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be binding as of the date first written above, and all of which shall constitute one and the same instrument.  Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

6.7 Waivers.  Compliance with the provisions of this Agreement may be waived only by a written instrument specifically referring to this Agreement and signed by the Party waiving compliance.  No course of dealing, nor any failure or delay in exercising any right, will be construed as a waiver, and no single or partial exercise of a right will preclude any, other or further exercise of that or any other right.

6.8 Modification.  No supplement, modification or amendment of this Agreement will be binding unless made in a written instrument that is signed by all of the Parties hereto and that specifically refers to this Agreement.

6.9 Enforcement of Agreement.  The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction, this being in addition to any other remedy to which they are entitled at law or equity.

6.10 Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to affect the original intent of the parties as closely as possible to the fullest extent permitted by Applicable Law in an acceptable manner to the end that the Transactions are fulfilled to the extent possible.

6.11 Survival of Warranties. The Closing and shall in no way be affected by any investigation of the Subject matter thereof made by or on behalf of NYU, Parent or  Sub. Anything herein to the contrary notwithstanding, the representations, warranties and covenants of  Sub and Parent contained herein shall survive the Closing until the earlier to occur of (i)  Sub  having a reporting obligation under the Exchange Act or (ii) the sixth anniversary date of the Closing (the “Expiration Date”).

6.12 Expenses.  Irrespective of whether the Closing is effected, each Party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.  If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or any other agreement relating to the Option, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

[Signatures on following page]

#

IN WITNESS WHEREOF, this Agreement has been executed by the Parties hereto as of the day and year first written above.

Enterprise Technologies, Inc.

By:

/s/ Indy Panchi

Indy Panchi,

President and Chief Executive Officer

Phytomedical Technologies Corporation

By:

/s/ Harmel S. Rayat

Harmel S. Rayat,

President and Chief Executive Officer

New York University

By:

/s/ Abram Goldfinger

Abram M. Goldfinger

Executive Director,

Technology Transfer

#

EXHIBIT A

#

NYU – PHYTOMEDICAL TECHNOLOGIES CORPORATION LICENSE AGREEMENT

This Agreement, effective as of July 29, 2004 (the “Effective Date”), is by and between:

NEW YORK UNIVERSITY (hereinafter “NYU”), an educational corporation organized and existing under the laws of the State of New York and having a place of business at 70 Washington Square South, New York, New York 10012;

AND

Phytomedical Technologies Corporation (hereinafter “CORPORATION”), a corporation organized and existing under the laws of the state of Nevada, having its principal office at 216 – 1628 West 1st Avenue, Vancouver, BC Canada V6J 1G1 and a subsidiary of Enterprise Technologies Inc. (Parent Corporation).

RECITALS

WHEREAS, Bruce Cherksey, Ph.D. of NYU (hereinafter “the NYU Scientist”) has made certain inventions relating to pharmacologically active elements of a muira puama extract and ion channel modulators from natural sources;

WHEREAS, NYU is the owner of two issued patents, identified in annexed Appendix I, and forming an integral part hereof (hereinafter “the Pre-Existing Patents”);

WHEREAS, subject to the terms and conditions hereinafter set forth, NYU is willing to grant to CORPORATION and CORPORATION is willing to accept from NYU the License (as hereinafter defined);

NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the parties hereto hereby agree as follows:

1.

Definitions

1.01.

“Affiliate ” shall mean any company or other legal entity which controls, or is controlled by, or is under common control with, CORPORATION; control means the holding of twenty five and one tenth percent (25.1%) or more of (i) the capital and/or (ii) the voting rights and/or (iii) the right to elect or appoint directors.

1.02.

“Calendar Year” shall mean any consecutive period of twelve months commencing on the first day of January of any year.

1.03.

“Date of First Commercial Sale” shall mean on a country-by-country basis, the date of the first commercial sale of a Licensed Product (as hereinafter defined) in such country.

1.04.

“Field” shall mean medical, pharmacological, therapeutic, prophylactic, nutritional and research applications of muira puama extract, any of its chemical or biological constituents, and ion channel modulators from natural sources.

1.05.

“License” shall mean the exclusive worldwide license to practice the Licensed Technology (as hereinafter defined) for the development, manufacture, use and sale of the Licensed Products (as hereinafter defined).

1.06.

“Licensed Products” shall mean all products in the Field, covered by a claim of any unexpired NYU Patent (as hereinafter defined) which has not been disclaimed or held invalid by a court of competent jurisdiction from which no appeal can be taken, or which incorporates or is developed using NYU Know-How (as hereinafter defined).

1.07.

“Net Sales” shall mean the total amount invoiced in connection with sales of the Licensed Products to any person or entity that is not an Affiliate or a sublicensee of CORPORATION or an Affiliate under the License, after deduction of all the following to the extent applicable to such sales;

i)

all trade, case and quantity credits, discounts, refunds or rebates;

ii)

allowances or credits for returns;

iii)

sales commissions; and

ARTICLE 1sales taxes (including value-added tax).

1.08. “NYU Know-How” shall mean any information and materials including, but not limited to, pharmaceutical, chemical, biological and biochemical products, technical and non-technical data, materials, methods and processes and any drawings, plans, diagrams, specifications and/or other documents containing such information, owned by NYU and provided by NYU to CORPORATION under this Agreement.

1.09.  “NYU Patents” shall mean:

i)

the Pre-Existing Patents, and any foreign counterparts, divisions, continuations, reissues, reexaminations, renewals and extensions thereof, and pending applications;

ii)

Patents, covering inventions in the Field made by the NYU Scientist under the Invention Assignment Agreement which claim inventions in the Field made after the effective date by the NYU Scientist, alone or together with CORPORATION personnel, and any foreign counterparts, divisions, continuations, reissues, reexaminations, renewals and extensions thereof, and pending applications therefor (“Post Effective Patents”);

1.11. “Licensed Technology” shall mean all NYU Patents, NYU Know-How and Subsequent Inventions (as hereinafter defined).

1.12.

“Subsequent Inventions” shall mean any and all inventions in the Field made by the NYU Scientist under the Invention Assignment Agreement including improvements, enhancements, refinements and the like, whether patentable or unpatentable, to the Pre-Existing Patents or the Post Effective Patents.

2.

Effective Date

2.01.

This Agreement shall be effective as of the Effective Date and shall remain in full force and effect until it expires or is terminated in accordance with Section 13 hereof.

3.

Title

3.01.

Subject to the License granted to CORPORATION hereunder, it is hereby agreed that all right, title and interest, in and to the Licensed Technology, and in and to any drawings, plans, diagrams, specifications, and other documents containing any of the Licensed Technology shall vest solely in NYU. At the request of NYU, CORPORATION shall take all steps as may be necessary to give full effect to said right, title and interest of NYU including, but not limited to, the execution of any documents that may be required to record such right, title and interest with the appropriate agency or government office.

3.02.

Subject to the License granted to CORPORATION hereunder, for so long as the NYU Scientist is bound under the Invention Assignment Agreement  (annexed hereto as Appendix II and which is an integral part of this Agreement), any and all inventions made by the NYU Scientist and relating to the Field shall be owned solely by NYU and any and all inventions made by the NYU Scientist and any employees of CORPORATION relating to the Field shall be jointly owned by NYU and CORPORATION.

4.

Patents and Patent Applications

4.01.

CORPORATION shall, simultaneously with the signing of this Agreement, pay NYU the sum of U.S. $1,305.00, being the amount of all costs and fees incurred by NYU up to the date hereof in connection with the patents and patent application identified in Appendix I hereto.

4.02.

At the initiative of CORPORATION or NYU, the parties shall consult with each other regarding the prosecution of all patent applications with respect to the Licensed Technology. Such patent applications shall be filed, prosecuted and maintained by patent counsel jointly selected by NYU and CORPORATION. Copies of all such patent applications and patent office actions shall be forwarded to each of NYU and CORPORATION. NYU and CORPORATION shall each also have the right to have such patent applications and patent office actions independently reviewed by other patent counsel separately retained by NYU or CORPORATION, upon prior notice to and consent of the other party, which consent shall not unreasonably be withheld.

4.03. All applications and proceedings with respect to the NYU Patents shall be filed, prosecuted and maintained by NYU at the expense of CORPORATION. Against the submission of invoices, CORPORATION shall reimburse NYU for all costs and fees incurred by NYU during the term of this Agreement, in connection with the filing, maintenance, prosecution, protection, reissuance, reexamination, interference and the like of the NYU Patents.

4.04.

If at any time during the term of this Agreement CORPORATION decides that it is undesirable, as to one or more countries, to prosecute or maintain any patents or patent applications within the NYU Patents, it shall give ninety (90) days advance written notice thereof to NYU, and upon the effective date of such notice, CORPORATION shall be released from its obligations to bear all of the expenses to be incurred thereafter as to such countries in conjunction with such patent(s) or patent application(s) and such patent(s) or application(s) shall be deleted from the Licensed Technology and NYU shall be free to grant rights in and to the Licensed Technology in such countries to third parties, without further notice or obligation to CORPORATION, and the CORPORATION shall have no rights whatsoever to exploit the Licensed Technology in such countries.

4.05.

Nothing herein contained shall be deemed to be a warranty by NYU that

i)

NYU can or will be able to obtain any patent or patents on any patent application or applications in the NYU Patents or any portion thereof, or that any of the NYU Patents will afford adequate or commercially worthwhile protection, or

ii)

that the manufacture, use, or sale of any element of the Licensed Technology or any Licensed Product will not infringe any patent(s) of a third party.

5.

Grant of License

5.01.

Subject to the terms and conditions hereinafter set forth, NYU hereby grants to CORPORATION and CORPORATION hereby accepts from NYU the License.  NYU retains the right to practice under the Licensed Technology, including using Licensed Products and Licensed Technology for its own research and educational purposes and to permit other non-commercial entities to use the licensed technology solely for their own educational and research purposes.  NYU retains all rights outside of the Field and no rights are granted to CORPORATION outside of the Field.  The rights granted to CORPORATION hereunder are subject to any prior rights which the U.S. Government (or any of its agencies) may have in or to the Licensed Technology, as a result of 35 U.S.C. 200 et seq. or otherwise.

5.02.

The License granted to CORPORATION in Section 5.01 hereto shall commence upon the Effective Date and shall remain in force on a country-by-country basis, if not previously terminated under the terms of this Agreement, for fifteen (15) years from the date of first commercial sale in such country or until the expiration date of the last to expire of the NYU Patents whichever shall be later. CORPORATION shall inform NYU in writing of the date of first commercial sale with respect to each Licensed Product in each country as soon as practicable after the making of each such first commercial sale.

5.03.

CORPORATION shall be entitled to grant sublicenses under the License on terms and conditions in compliance and not inconsistent with the terms and conditions of this Agreement (except that the rate of royalty may be at higher rates than those set forth in this Agreement) (i) to an Affiliate or (ii) to other third parties for consideration and in an arms-length transaction. All sublicenses shall only be granted by CORPORATION under a written agreement, a copy of which shall be provided by CORPORATION to NYU within ten (10) days after the signing thereof.  Each sublicense granted by CORPORATION hereunder shall be subject and subordinate to the terms and conditions of this License Agreement and shall contain (inter-alia) the following provisions:

(1)

the sublicense shall expire automatically on the termination of the License;

(2)

the sublicense shall not be assignable, in whole or in part;

(3)

the sublicensee shall not grant further sublicenses; and

(4)

both during the term of the sublicense and thereafter the sublicensee shall agree to a confidentiality obligation similar to that imposed on

CORPORATION in Section 9 below, and that the sublicensee shall impose on its employees, both during the terms of their employment and thereafter, a similar undertaking of confidentiality; and

(5)

the sublicense agreement shall include the text of Sections 11 and 12 of this

Agreement and shall state that NYU is an intended third party beneficiary of such sublicense agreement for the purpose of enforcing such indemnification and insurance provisions.

(6)

the sublicense agreement shall state that NYU is an intended third party beneficiary of such sublicense agreement for the purpose of enforcing the payment provisions in Section 6.

6.

Payments for License

6.01.  In consideration for the grant of the License, CORPORATION shall pay to NYU a royalty of four percent (4%) of the Net Sales of CORPORATION its Affiliates, its sublicensees or its Affiliates’ sublicensees for all Licensed Products that are prescription pharmaceutical products and CORPORATION shall pay to NYU a royalty of twenty percent (20%) of the Net Sales of CORPORATION, its Affiliates, its sublicensees or its Affiliates’ sublicensees for all other Licensed Products.

6.02.

CORPORATION shall pay to NYU ten percent (10%) of any consideration, monetary or otherwise (not based on Net Sales of the sublicensee), actually received by CORPORATION from a sublicensee of CORPORATION (not being an Affiliate) under the terms of, or as a consideration for the grant of, a sublicense of any rights or for grant of an option to acquire such a sublicense or for otherwise granting any other rights in Licensed Technology to third parties.

7.

Method of Payment.

7.01.

For the purpose of computing the royalties due to NYU hereunder, the year shall be divided into four parts ending on March 31, June 30, September 30, and December 31. Not later than sixty (60) days after the end of each Calendar Year quarter during the term of the License, CORPORATION shall submit to NYU a full and detailed report of royalties or payments due NYU under the terms of this Agreement for the preceding quarter year (hereinafter "the Quarter-Year Report"), setting forth the Net Sales and/or lump sum payments and all other payments or consideration from sublicensees upon which such royalties are computed and including at least

i)

the quantity of Licensed Products used, sold, transferred or otherwise disposed of;

ii)

the selling price of each Licensed Product;

iii)

the deductions permitted under subsection 1.07 hereof to arrive at Net Sales; and

iv)

the royalty computations and subject of payment.

If no royalties or other payments are due, a statement shall be sent to NYU stating such fact. Payment of the full amount of any royalties or other payments due to NYU for the preceding half year shall accompany each Quarter-Year Report on royalties and payments. CORPORATION shall keep for a period of at least six (6) years after the date of entry, full, accurate and complete books and records consistent with sound business and accounting practices and in such form and in such detail as to enable the determination of the amounts due to NYU from CORPORATION pursuant to the terms of this Agreement.

7.02.

Within sixty (60) days after the end of each Calendar Year, commencing on the Date of First Commercial Sale, CORPORATION shall furnish NYU with a report (hereinafter “the Annual Report”), certified by an independent certified public accountant, relating to the royalties and other payments due to NYU pursuant to this Agreement in respect of the Calendar Year covered by such Annual Report and containing the same details as those specified in Section 7.01 above in respect of the Quarter-Year Report.

7.03.

On reasonable notice and during regular business hours, NYU or the authorized representative of NYU shall each have the right to inspect the books of accounts, records and other relevant documentation of CORPORATION or of Affiliate and the sublicensees of CORPORATION insofar as they relate to the production, marketing and sale of the Licensed Products, in order to ascertain or verify the amount of royalties and other payments due to NYU hereunder, and the accuracy of the information provided to NYU in the aforementioned reports.

7.04.

Royalties and other payments due to NYU hereunder shall be converted to ( if not in US dollars) and paid to NYU in United States dollars. Any such royalties on or other payments relating to transactions in a foreign currency shall be converted into United States dollars based on the closing buying rate of the Morgan Guaranty Trust Company of New York applicable to transactions under exchange regulations for the particular currency on the last business day of the accounting period for which such royalty or other payment is due.

7.05

CORPORATION shall be responsible for payment to NYU of all royalties due on sale, transfer or disposition of Licensed Products by Affiliate or,  by the sublicensees of CORPORATION or of Affiliate to the extent actually received and CORPORATION shall take all reasonable measures to receive such royalties.

7.06  In the event that CORPORATION does not receive payment for royalties due on sale, transfer or disposition of Licensed Products, or any other monetary consideration (as stated in Sections 6.01 and 6.02 herein), in whole or in part,  from a sublicensee or an Affiliate’s sublicensee (hereinafter “non-payment”), and CORPORATION has not commenced negotiations with said sublicensee for such non-payment within ninety (90) days after such payment is due, NYU shall have the right, but shall not be obligated, to bring suit for such non-payment.  If CORPORATION has commenced negotiations with a sublicensee for such non-payment within such 90-day period, CORPORATION shall have an additional ninety (90) days from the termination of such initial 90-day period to conclude its negotiations before NYU, as a third party beneficiary (pursuant to subsection 5.03(6)), may bring suit for such non-payment. In the event NYU brings suit for any non-payment, NYU shall have the right to settle any such suit.  Further, NYU shall have the right to first reimburse itself out of any sums recovered in such suit or settlement thereof for all costs and expenses of every kind and character, including reasonable attorneys' fees necessarily involved in the prosecution of such suit, and if after such reimbursement, any funds shall remain from said recovery, NYU shall promptly pay to CORPORATION an amount equal to fifty percent (50%) of such remainder and NYU shall be entitled to receive and retain the balance of the remainder of such recovery.  CORPORATION agrees to cooperate fully with NYU at the request of NYU, including, by giving testimony and producing documents lawfully requested in the prosecution of any suit by NYU for non-payment.

7.07  Any amount payable hereunder by CORPORATION to NYU, which has not been paid by the date on which such payment is due, shall bear interest form such date until the date on which such payment is made, at the rate of two percent (2%) per annum in excess of the prime rate prevailing at the Citibank, N.A., in New York, during the period of arrears and such amount and the interest thereon may be set off against any amount due, whether in terms of this Agreement or otherwise, to CORPORATION by NYU.

8.

Development and Commercialization

8.01.

CORPORATION undertakes to use reasonable diligence to carry out the Development Plan (annexed hereto as Appendix IV and which is an integral part of this Agreement), including but not limited to, the performance of all efficacy, pharmaceutical, safety, toxicological and clinical tests, trials and studies and all other activities necessary in order to obtain the approval of the FDA for the production, use and sale of the Licensed Products, all as set forth in the Development Plan and within all timetables set forth therein. The Development Plan may not be materially amended except in a writing approved by the CORPORATION and NYU.  CORPORATION further undertakes to exercise due diligence and to employ its reasonable diligence to obtain or to cause its sublicensees to obtain, the appropriate approvals of the health authorities for the production, use and sale of the Licensed Products, in each of the other countries of the world in which CORPORATION or its sublicensees intend to produce, use, and/or sell Licensed Products.

8.02.

Provided that applicable laws, rules and regulations require that the performance of the tests, trials, studies and other activities specified in subsection 8.01 above shall be carried out in accordance with FDA Good Laboratory Practices and in a manner acceptable to the relevant health authorities, CORPORATION shall carry out such tests, trials, studies and other activities in accordance with FDA Good Laboratory Practices and in a manner acceptable to the relevant health authorities. Furthermore, the Licensed Products shall be produced in accordance with FDA Current Good Manufacturing Practice (“cGMP”) procedures in a facility which has been certified by the FDA as complying with cGMP, provided that applicable laws, rules and regulations so require.

8.03.

CORPORATION undertakes to begin the regular commercial production, use, and sale of the Licensed Products in good faith in accordance with the Development Plan and to continue diligently thereafter to commercialize the Licensed Products.

8.04.

CORPORATION shall provide NYU with written reports on all activities and actions undertaken by CORPORATION to develop and commercialize the Licensed Products; such reports shall be made within sixty (60) days after each six (6) months of the duration of this Agreement, commencing six months after the Effective Date.

8.05.

If CORPORATION shall not commercialize the Licensed Products within a reasonable time frame, unless such delay is necessitated by FDA or other regulatory agencies or unless NYU and CORPORATION have mutually agreed to amend the Development Plan because of unforeseen circumstances, NYU shall notify CORPORATION in writing of CORPORATION's failure to commercialize and shall allow CORPORATION sixty (60) days to cure its failure to commercialize. CORPORATION's failure to cure such delay, or initiate bona fide efforts to cure such breach or default, to NYU's reasonable satisfaction within such 60-day period shall be a material breach of this Agreement.

8.06. To the extent required by law or government regulation, CORPORATION agrees that Licensed Products leased or sold in the United States shall be substantially manufactured in the United States.

9.

Confidential Information

9.01.

Except as otherwise provided in Section 9.02 and 9.03 below CORPORATION shall maintain any and all of the Licensed Technology in confidence and shall not release or disclose any tangible or intangible component thereof to any third party without first receiving the prior written consent of NYU to said release or disclosure.

9.02.

The obligations of confidentiality set forth in Sections 9.01 shall not apply to any component of the Licensed Technology which was part of the public domain prior to the Effective Date of this Agreement or which becomes a part of the public domain not due to some unauthorized act by or omission of CORPORATION after the Effective Date of this Agreement or which is disclosed to CORPORATION by a third party who has the right to make such disclosure.

9.03

The provisions of Section 9.01 notwithstanding, CORPORATION may disclose the Licensed Technology to third parties who need to know the same in order to secure regulatory approval for the sale of Licensed Products or as otherwise may be required by applicable law in the reasonable opinion of counsel for CORPORATION.

10.

Infringement of NYU Patent

10.01.

In the event a party to this Agreement acquires information that a third party is infringing one or more of the NYU Patents, the party acquiring such information shall promptly notify the other party to the Agreement in writing of such infringement.

10.02.

In the event of an infringement of an NYU Patent, CORPORATION shall be privileged but not required to bring suit against the infringer. Should CORPORATION elect to bring suit against an infringer and NYU is joined as a party plaintiff in any such suit, NYU shall have the right to approve the counsel selected by CORPORATION to represent CORPORATION and NYU. The expenses of such suit or suits that CORPORATION elects to bring, including any expenses of NYU incurred in conjunction with the prosecution of such suit or the settlement thereof, shall be paid for entirely by CORPORATION and CORPORATION shall hold NYU free, clear and harmless from and against any and all costs of such litigation, including attorneys' fees. CORPORATION shall not compromise or settle such litigation without the prior written consent of NYU which shall not be unreasonably withheld.

10.03.

In the event CORPORATION exercises the right to sue herein conferred, it shall have the right to first reimburse itself out of any sums recovered in such suit or in settlement thereof for all costs and expenses of every kind and character, including reasonable attorneys' fees, necessarily involved in the prosecution of any such suit, and if after such reimbursement, any funds shall remain from said recovery, CORPORATION shall promptly pay to NYU an amount equal to fifty percent (50%) of such remainder and CORPORATION shall be entitled to receive and retain the balance of the remainder of such recovery.

10.04.

If CORPORATION does not bring suit against said infringer pursuant to Section 10.02. herein, or has not commenced negotiations with said infringer for discontinuance of said infringement, within ninety (90) days after receipt of such notice, NYU shall have the right, but shall not be obligated, to bring suit for such infringement. Should NYU elect to bring suit against an infringer and CORPORATION is joined as a party plaintiff in any such suit, CORPORATION shall have the right to approve the counsel selected by NYU to represent NYU and CORPORATION, and NYU shall hold CORPORATION free, clear and harmless from and against any and all costs and expenses of such litigation, including attorneys' fees. If CORPORATION has commenced negotiations with an alleged infringer of the NYU Patent for discontinuance of such infringement within such 90-day period, CORPORATION shall have an additional ninety (90) days from the termination of such initial 90-day period to conclude its negotiations before NYU may bring suit for such infringement. In the event NYU brings suit for infringement of any NYU Patent, NYU shall have the right to settle any such suit by licensing the alleged infringer.  In the event NYU brings suit for infringement of any NYU Patent, NYU shall have the right to first reimburse itself out of any sums recovered in such suit or settlement thereof for all costs and expenses of every kind and character, including reasonable attorneys' fees necessarily involved in the prosecution of such suit, and if after such reimbursement, any funds shall remain from said recovery, NYU shall promptly pay to CORPORATION an amount equal to fifty percent (50%) of such remainder and NYU shall be entitled to receive and retain the balance of the remainder of such recovery.

10.05.

Each party shall always have the right to be represented by counsel of its own selection in any suit for infringement of the NYU Patents instituted by the other party to this Agreement under the terms hereof. The expense of such counsel shall be borne by the party initiating such infringement suit.

10.06

CORPORATION agrees to cooperate fully with NYU at the request of NYU, including, by giving testimony and producing documents lawfully requested in the prosecution of any suit by NYU for infringement of the NYU patents; provided, NYU shall pay all reasonable expenses (including attorneys' fees) incurred by CORPORATION in connection with such cooperation. NYU shall cooperate and shall endeavor to cause the NYU Scientist to cooperate with CORPORATION at the request of CORPORATION, including by giving testimony and producing documents lawfully requested, in the prosecution of any suit by CORPORATION for infringement of the NYU Patents; provided, that CORPORATION shall pay all reasonable expenses (including attorneys' fees) incurred by NYU in connection with such cooperation.

11.

Liability and Indemnification

11.01.

CORPORATION shall indemnify, defend and hold harmless NYU and its trustees, officers, medical and professional staff, employees, students and agents, and the NYU Scientist, and their respective successors, heirs and assigns (the “Indemnitees”), against any liability, damage, loss or expense (including reasonable attorneys' fees and expenses of litigation) incurred by or imposed upon the Indemnitees or any one of them in connection with any claims, suits, actions, demands or judgments (i) arising out of the design, production, manufacture, sale, use in commerce or in human clinical trials, lease, or promotion by CORPORATION or by a licensee, Affiliate or agent of CORPORATION of any Licensed Product, process or service relating to, or developed pursuant to, this Agreement or (ii) arising out of any other activities to be carried out pursuant to this Agreement.

11.02.

With respect to an Indemnitee, CORPORATION's indemnification under Section 11.01(i) shall apply to any liability, damage, loss or expense whether or not it is attributable to the negligent activities of such Indemnitee.  CORPORATION's indemnification obligation under Section 11.01(ii) shall not apply to any liability, damage, loss or expense to the extent that it is attributable to the negligent activities of any such Indemnitee.

11.03.

CORPORATION agrees, at its own expense, to provide attorneys reasonably acceptable to NYU to defend against any actions brought or filed against any Indemnitee with respect to the subject of indemnity to which such Indemnitee is entitled hereunder, whether or not such actions are rightfully brought.

12.

Security for Indemnification

12.01.

At such time as any Licensed Product, process or service relating to, or developed pursuant to, this Agreement is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by CORPORATION or by a licensee, Affiliate or agent of CORPORATION, CORPORATION shall, at its sole costs and expense, procure and maintain policies of comprehensive general liability insurance in amounts not less than $10,000,000.00 per incident and $20,000,000.00 annual aggregate and naming the Indemnitees as additional insureds. Such comprehensive general liability insurance shall provide (i) product liability coverage and (ii) broad form contractual liability coverage for CORPORATION's indemnification under Section 11 of this Agreement. If CORPORATION elects to self-insure all or part of the limits described above (including deductibles or retentions which are in excess of $250,000 annual aggregate) such self-insurance program must be acceptable to NYU.  The minimum amounts of insurance coverage required under this Section 12 shall not be construed to create a limit of CORPORATION's liability with respect to its indemnification under Section 11 of this Agreement.

12.02.

CORPORATION shall provide NYU with written evidence of such insurance upon request of NYU. CORPORATION shall provide NYU with written noticed at least sixty (60) days prior to the cancellation, non-renewal or material change in such insurance; if CORPORATION does not obtain replacement insurance providing comparable coverage within such sixty (60) day period, NYU shall have the right to terminate this Agreement effective at the end of such sixty (60) day period without notice or any additional waiting periods.

12.03.

CORPORATION shall maintain such comprehensive general liability insurance beyond the expiration or termination of this Agreement during (i) the period that any product, process or service, relating to, or developed pursuant to, this Agreement is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by CORPORATION or by a sublicensee, Affiliate or agent of CORPORATION and (ii) a reasonable period after the period referred to in 12.03(i) above which in no event shall be less than fifteen (15) years.

13.

Expiry and Termination

13.01. Unless earlier terminated pursuant to this Section 13, this Agreement shall expire upon the expiration of the period of the License in all countries as set forth in Section 5.02 above.

13.02. At any time prior to expiration of this Agreement, either party may terminate this Agreement forthwith for cause, as "cause" is described below, by giving written notice to the other party. Cause for termination by one party of this Agreement shall be deemed to exist if the other party materially breaches or defaults in the performance or observance of any of the provisions of this Agreement and such breach or default is not cured  within sixty (60) days or, in the case of failure to pay any amounts due hereunder, thirty (30) days (unless otherwise specified herein) after the giving of notice by the other party specifying such breach or default, or if either NYU or CORPORATION discontinues its business or becomes insolvent or bankrupt.

13.03. Upon termination of this Agreement for any reason and prior to expiration as set forth in Section 13.01 hereof:

a.

all rights in and to the Licensed Technology shall revert to NYU, and CORPORATION shall not be entitled to make any further use whatsoever of the Licensed Technology and shall cease selling Licensed Products; and

b.

CORPORATION shall promptly, without further consideration, provide to NYU all data and regulatory documents, including INDs, NDAs, Orphan Drug applications, or their equivalents in all countries, related to the development of Licensed Products, and shall grant to NYU an irrevocable, royalty-free, non-exclusive license, with the right to grant sublicenses, to any CORPORATION patent applications or patents filed after the Effective Date, covering Licensed Products or their manufacture or use.

13.04.

Termination of this Agreement shall not relieve either party of any obligation to the other party incurred prior to such termination.

13.05

Sections 3, 9, 11, 12, 13, and 16 hereof shall survive and remain in full force and effect after any termination, cancellation or expiration of this Agreement.

14.

Representations and Warranties

14.01. CORPORATION hereby represents and warrants to NYU as follow:

(1)

CORPORATION is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. CORPORATION has been granted all requisite power and authority to carry on its business and to own and operate its properties and assets. The execution, delivery and performance of this Agreement have been duly authorized by the Board of Directors of CORPORATION.

(2)

There is no pending or, to CORPORATION's knowledge, threatened litigation involving CORPORATION which would have any effect on this Agreement or on CORPORATION's ability to perform its obligations hereunder; and

(3)

There is no indenture, contract, or agreement to which CORPORATION is a party or by which CORPORATION is bound which prohibits or would prohibit the execution and delivery by CORPORATION of this Agreement or the performance or observance by CORPORATION of any term or condition of this Agreement.

14.02 NYU hereby represents and warrants to CORPORATION as follows:

(1)

NYU is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. NYU has been granted all requisite power and authority to carry on its business and to own and operate its properties and assets. The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of NYU.

(2)

There is no pending or, to NYU's knowledge, threatened litigation involving NYU which would have any effect on this Agreement or on NYU's ability to perform its obligations hereunder.

(3)

There is no indenture, contract, or agreement to which NYU is a party or by which NYU is bound which prohibits or would prohibit the execution and delivery by NYU of this Agreement or the performance or observance by NYU of any term or condition of this Agreement.

(4)

To the knowledge of the Executive Director Industrial Liaison/Technology Transfer and without investigation NYU has not received any communications alleging that any of the Licensed Technology violates or has violated any of the patents, licenses, trade secrets or other proprietary rights of any other person (“Third-Party Intellectual Property Rights”).

(5)

To the knowledge of the Executive Director Industrial Liaison/Technology Transfer and without investigation there are no outstanding options, licenses or agreements of any kind relating to the Licensed Technology.

(6)

To the knowledge of the Executive Director Industrial Liaison/Technology Transfer and without investigation the NYU Patents are and remain valid, enforceable and subsisting, in good standing, with all fees, payments and filings due as of the Effective Date of this Agreement.

(7) To the knowledge of the Executive Director Industrial Liaison/Technology Transfer and without investigation; with respect to Licensed Technology, (i) NYU possesses all right, title, and interest in and to the item, free and clear of any lien, encumbrance, license, or other restriction; (ii) no aspect thereof is not subject to any outstanding injunction, judgment, order, decree, ruling or charge that affects the legality, validity or enforceability of the item or NYU’s use or ownership thereof; and (iii) no action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand is pending or, to the NYU’s knowledge, is threatened which challenges the legality, validity, or enforceability of the Licensed Technology or any item thereof or NYU’s use or ownership of the item.

(8)

The Invention Assignment Agreement has been duly executed by the parties thereto, is in full force and effect, and constitute legal, valid and binding obligations of the respective parties thereto. To the knowledge of the Executive Director Industrial Liaison/Technology Transfer and without investigation; NYU has performed all obligations required to be performed by it and no default, or event which with notice or lapse of time or both would constitute a default, exists in respect thereof on the part of NYU.

15.

No Assignment

Neither CORPORATION nor NYU shall have the right to assign, delegate or transfer at any time to any party, in whole or in part, any or all of the rights, duties and interest herein granted without first obtaining the written consent of the other to such assignment.

16.

Use of Name

Without the prior written consent of the other party, neither CORPORATION nor NYU shall use the name of the other party or any adaptation thereof or of any staff member, employee or student of the other party:

i)

in any product labeling, advertising, promotional or sales literature;

ii)

in connection with any public or private offering or in conjunction with any application for regulatory approval, unless disclosure is otherwise required by law, in which case either party may make factual statements concerning the Agreement or file copies of the Agreement after providing the other party with an opportunity to comment and reasonable time within which to do so on such statement in draft.

Except as provided herein, neither NYU nor CORPORATION will issue public announcements about this Agreement,  other than statements relating to the Corporation’s activities in connection with, and the status of, its development of the pharmacologically active elements of the muira puama extract and ion channel modulators, or the status or existence of the NYU Research Project without prior written approval of the other party.  NYU acknowledges that CORPORATION may become a public company and that Parent Corporation is a public company and, as such, will have certain obligations to make disclosures under applicable law; NYU agrees to use all reasonable efforts to promptly consider any request for approval made by CORPORATION hereunder to enable CORPORATION to comply with such obligations.  Nothing herein shall be deemed or is intended to preclude any party from fully complying with all applicable laws.

17.

Miscellaneous

17.01.

In carrying out this Agreement the parties shall comply with all local, state and federal laws and regulations including but not limited to, the provisions of Title 35 United States Code §200 et seq. and 15 CFR §368 et seq.

17.02.

If any provision of this Agreement is determined to be invalid or void, the remaining provisions shall remain in effect.

17.03.

This Agreement shall be deemed to have been made in the State of New York and shall be governed and interpreted in all respects under the laws of the State of New York.

17.04.

Any dispute arising under this Agreement shall be resolved in an action in the courts of New York State or the federal courts located in New York State, and the parties hereby consent to personal jurisdiction of such courts in any action.

17.05.

All payments or notices required or permitted to be given under this Agreement shall be given in writing and shall be effective when either personally delivered or deposited, postage prepaid, in the United States registered or certified mail, addressed as follows:

To NYU: New York University School of Medicine

650 First Avenue, 6th Floor

New York, NY  10016

Attention: Abram M. Goldfinger

Executive Director,

Industrial Liaison/Technology Transfer

and

Office of Legal Counsel

New York University

Bobst Library

70 Washington Square South

New York, NY  10012

Attention:

Annette B. Johnson, Esq.

Vice Dean and Senior Counsel for Medical School Affairs

To CORPORATION:

Phytomedical Technologies Corporation

216 – 1628 West 1st Avenue

Vancouver, BC V6J 1G1

Attention: Harmel S. Rayat

With copy to:

Sierchio Greco & Greco, LLP

720 Fifth Avenue

New York, New York 10019

Attention: Joseph Sierchio

or such other address or addresses as either party may hereafter specify by written notice to the other. Such notices and communications shall be deemed effective on the date of delivery or fourteen (14) days after having been sent by registered or certified mail, whichever  is earlier.

17.06.

This Agreement (and the annexed Appendices) constitute the entire Agreement between the parties and no variation, modification or waiver of any of the terms or conditions hereof shall be deemed valid unless made in writing and signed by both parties hereto. This Agreement supersedes any and all prior agreements or understandings, whether oral or written, between CORPORATION and NYU.

17.07. No waiver by either party of any non-performance or violation by the other party of any of the covenants, obligations or agreements of such other party hereunder shall be deemed to be a waiver of any subsequent violation or non-performance of the same or any other covenant, agreement or obligation, nor shall forbearance by any party be deemed to be a waiver by such party of its rights or remedies with respect to such violation or non-performance.

17.08. The descriptive headings contained in this Agreement are included for convenience and reference only and shall not be held to expand, modify or aid in the interpretation, construction or meaning of this Agreement.

17.09.

It is not the intent of the parties to create a partnership or joint venture or to assume partnership responsibility or liability. The obligations of the parties shall be limited to those set out herein and such obligations shall be several and not joint.

#

EXHIBIT B

#

Phytomedical Technologies Corporation

216 – 1628 West 1st Avenue

Vancouver, BC V6J 1G1

July 29, 2004

Mr. Abram Goldfinger

Executive Director

Industrial Liaison/Technology Transfer

New York University

650 First Avenue

6th Floor

New York, New York 10016

Re:

Grant of Stock Option by Phytomedical to New York University

Dear Mr. Goldfinger:

Reference is hereby made to that certain Option Purchase and Rights Agreement of even date herewith (the “Purchase Agreement”), by and among, Enterprise Technologies, Inc., a Nevada corporation (“Parent”), Phytomedical Technologies Corporation, a Nevada corporation (the “Company”), and New York University, a New York Education corporation (“NYU”), a copy of which is attached hereto as Exhibit B.  This agreement (the “Option Agreement”) is being delivered pursuant to Section 2.1 of the Purchase Agreement. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Purchase Agreement.

The Company represents to NYU that, as of the date hereof, its authorized capital stock consists of 100,000,000 shares of common stock, $0.0001 par value per share, of which 7,500 shares are issued and outstanding, and an aggregate of 2,500 shares (the “Underlying Shares”) are reserved for issuance in accordance with the terms and upon the exercise of issued and outstanding stock purchase options, including, but not limited to the shares issuable upon exercise of the option granted hereby.  All of the shares of Common Stock now issued and outstanding have been duly authorized and validly issued and are fully paid and non-assessable. The Company also represents to NYU that a complete and accurate copy of the Company's Certificate of Incorporation as amended through the date hereof is annexed hereto as Exhibit "A".  Currently, except for the Underlying Shares, no other shares of Common Stock are currently proposed to be issued.  All shares of Common Stock issuable upon the exercise of the Option shall be fully paid and nonassessable, free and clear of all taxes, liens, encumbrances and charges with respect to the issue thereof.  During the period within which the Option may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Common Stock to provide for the exercise of the Option.

1.  Grant and Duration of Option  Subject to the provisions of this Option Agreement, the Company hereby grants to NYU an option (the "Option") to purchase from the Company at any time during the period commencing on the date hereof through and including July 20, 2006 (the "Termination Date") 1,250 shares of Common Stock (the "Option Shares") which shall represent, as the date hereof, twelve and one half percent (12.5%) of the sum of (i) the total issued and outstanding shares of Common Stock plus (ii) the shares reserved for issuance upon exercise of the Option and the options listed on Exhibit C hereto, at an exercise price of $0.08 per share (the "Exercise Price").

2.  Exercise of Option  The  Option granted hereby is nontransferable. The Option may be exercised in whole or in part.  If NYU chooses to exercise the Option, it shall, within the above time frame, give written notice thereof to the Company at the address set forth above.. The closing for the purchase of Shares shall be at such time, date and place as are mutually satisfactory to the Company and NYU, provided the closing shall occur not later than two (2) weeks after delivery by NYU of the notice that it is exercising its Option to purchase the Shares. Payment for the Shares purchased by NYU shall be made in full at the closing by check payable to the Company.  At the closing, the Company shall cause to be delivered to NYU certificates issued in NYU’s name evidencing the Shares purchased by NYU.

3.  Purchase Agreement  Upon exercise of its Option under this Option Agreement, NYU shall have the rights, and shall be responsible for the obligations set forth in the Purchase Agreement dated the date hereof.

4.  Company Covenants  The Company hereby further covenants and agrees with NYU that:

(a) it shall not enter into any agreements or business arrangements with any affiliate of the Company or any affiliate of a member of the Board of Directors of the Company unless (i) the terms of such agreements or arrangements are at least as favorable to the Company as those that could be obtained from independent third parties for comparable goods or services and (ii) the agreement or arrangement is authorized by a majority of the disinterested members of the Board of Directors.

(b) Within one (1) year after the completion of the first clinical trials of a Licensed Product (as defined in the License Agreement), Company shall cause to be prepared and filed a registration statement on Form 10 or such other applicable form of registration statement then available to the Company, registering its Common Stock, including the shares issuable upon exercise of the Option, under the Exchange Act unless such deadline is extended by the mutual written agreement of NYU and Company, which consent shall not be unreasonably withheld, based on an assessment of current stock market conditions.  In lieu of extending such deadline, upon the mutual written consent of NYU, the Company and the Parent, which consent may be withheld by any of such parties for any reason whatsoever, the Shares held by NYU may be exchanged for shares of the capital stock of Parent, or Parent shall purchase the Shares held by NYU.  Any such transaction shall be based upon the fair market value of the Shares (as mutually agreed upon in writing by the Parties) and shall be subject to such other terms and conditions as are mutually agreed upon in writing by the Parties.

(c) Effective upon the purchase of Shares by NYU, the Company shall have granted NYU the so-called "piggyback" registration rights granted to all other stockholders who are parties to the Purchase Agreement. In connection with each such registration, the Company shall fully defend, indemnify and hold NYU, any underwriter chosen to sell the Shares, and their trustees, directors, officers, employees, servants, agents and representatives harmless from and against each and every claim, demand, suit, proceeding, prosecution and other legal action or cause of action of any kind (and any and all costs, expenses, losses, damages, awards, judgments and liability resulting therefrom including, without being limited to, reasonable attorneys fees), resulting from, arising out of or occurring in connection with such registration or any offering or sale of securities related thereto, provided, however, that such indemnity shall not apply to the extent that any such claim, demand, suit, proceeding, prosecution or other legal action or cause of action results from or arises out of any untrue statement or information set forth in a writing that is furnished to the Company or such underwriter by NYU and that specifically states that such statement or information is provided for inclusion in the prospectus or registration statement relating to such registration.  Provided that, if the piggyback registration is an underwritten registration, and the managing underwriter(s) advise the Company in writing that in their opinion the number of shares requested to be included in such registration exceeds the number that can be sold in such offering without adversely affecting such offering, the Company will include in such registration: first, all of the shares the Company proposes to sell, and second, such number of Shares, if any, that the managing underwriter(s) advise Company may be included in the offering without having an adverse affect on the offering. Except for the NYU right to include Shares in a piggyback registration in accordance with the terms of this section 4, all decisions regarding a Piggyback Registration, including without limitation the selection of the underwriters, the terms of the offering, and any decision to modify, postpone or terminate the offering, shall be in the sole discretion of the Company.

(d) NYU shall be granted at least as favorable registration rights as granted to any holder of the Company’s equity securities, and once it exercises its Option, the same voting rights as all other holders of the Company’s common stock.

(e) Upon completion of any financing or series of financings or investment, including private placements or public offerings, by the Company or the Parent in which shares of the Company are issued, the Company shall issue, or cause to be issued upon exercise of NYU’s option, additional shares of its common stock to NYU to maintain NYU’s percentage ownership of the outstanding shares of the Company at twelve and one-half percent (12.5%), until the total equity investment in the Company equals one million eight hundred and twenty five thousand dollars ($1,825,000)  (the “Initial Financing”), after deduction of all related costs, fees and expenses.  Any equity financing in excess of the Initial Financing in which additional shares of the Company’s stock are issued shall dilute all equity owners of the Company (determined immediately prior to the receipt of the excess financing) pari passu.  If Bruce Cherksey, PhD. (the “NYU Scientist”) acquires more than twelve and one-half percent (12.5%) of the outstanding shares of the Company from the Company, NYU shall have the right, for a period of 30 days following written notice from the Company of such acquisition by the NYU Scientist, to purchase additional shares of the Company, at the same price per share and on the same terms and conditions as the NYU Scientist, to increase NYU’s percentage ownership in the Company to the percentage ownership of the NYU Scientist.

5. Representations and Warranties  The Company and NYU each mutually represent and warrant to the other that:

(a) The execution, delivery and performance of this OptionAgreement will not violate any provision of law, any order of any court or other agency of government, or any provision of any indenture, agreement or other instrument to which such party or any of such party's properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of such party.

(b) This Option Agreement has been duly executed and delivered by such party and constitutes the legal, valid and binding obligation of such party, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to the enforcement of creditor's rights and remedies or by other equitable principles of general application.

(c) NYU acknowledges that the Option and the Shares may not be sold, transferred, pledged, hypothecated, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities or an available exemption from registration under the Securities Act, the Securities must be held indefinitely.

NYU agrees that the Option and the Shares shall bear legends in substantially the following form:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT AN OPINION OF LEGAL COUNSEL FOR THE HOLDER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO LEGAL COUNSEL FOR THE COMPANY.”

6.  No Impairment  Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but it shall at all times in good faith assist in the carrying out of all of the provisions of this Option Agreement and in the taking of all such action as may be necessary or appropriate in order to protect the rights of NYU against impairment.

7.  Adjustments; Merger or Consolidation

(a)

In the event that, prior to the expiration of the Option, the Company shall effect a subdivision, recapitalization or consolidation of the shares of its Common Stock or the payment of a stock dividend in Common Stock upon such shares without the receipt of consideration, then (i) if such event shall result in an increase in the number of issued shares of Common Stock, the number of shares of Common Stock covered by the Option shall be proportionately increased and the exercise price per share of Common Stock covered by the Option shall be proportionately reduced, and (ii) if such event shall result in a decrease in the number of issued shares of Common Stock, the number of shares of Common Stock covered by the Option shall be proportionately decreased and the exercise price per share of Common Stock covered by the Option shall be proportionately increased.

 (b)

Notwithstanding anything contained herein to the contrary, a merger or consolidation in which the Company is not the surviving corporation, or a sale of substantially all of the Company’s assets or capital stock, or a liquidation or dissolution of Company (each, a “Terminating Event”) shall cause the Option to terminate upon the closing of the Terminating Event.  Company shall provide NYU with (i) written notice of any Terminating Event as far in advance as possible, but in no event less than ninety (90) days in advance, (ii) regular written updates regarding such Terminating Event and the anticipated closing date, and (iii) any additional information requested by NYU regarding such Terminating Event.  In the event that NYU exercises the Option in anticipation of the closing of a Terminating Event and such Terminating Event is not completed, NYU shall have the right to rescind the exercise of the Option and this Option Agreement shall thereafter remain in full force and effect as if the rescinded exercise had not occurred.

(c)

In the event of a change in the Common Stock as presently constituted, whereby all the authorized shares of Common Stock with par value are converted into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Shares for the purposes of the Option.

8.  Notices Any notice or other communications required or permitted hereunder shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class certified mail, postage prepaid, or by overnight courier, or by fax addressed to such party at the address or fax number set forth below or such other address or fax number as may hereafter be designated in writing by the addressee to the other parties:

(1) if to the Company, to:

Phytomedical Technologies Corporation

216 – 1628 West 1st Avenue

Vancouver, BC V6J 1G1

Facsimile No. 604-659-5029

Attn:

with a copy to:

Joseph Sierchio, Esq.

Sierchio Greco & Greco, LLP

720 Fifth Avenue

New York, New York 10022

Facsimile No. 212-246-2225

(2) if to New York University, to:

New York University

726 Broadway

Room 208

New York 10003

Attention:

Elisa Cohen

Assistant Treasurer

Office of the Treasurer

with a copy to:

Office of Legal Counsel

New York University

Bobst Library

70 Washington Square South

New York, New York 10012

Facsimile No. 212

Attn: Annette B. Johnson, Esq.

Associate General Counsel

9. Governing Law  This Option Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its conflict or choice of laws provisions or rules.

10. Entire Agreement Modifications  This Option Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be amended or modified nor any provisions waived except in a writing signed by the Company and NYU.  No waiver of any provision of this Option Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance.

11. Severability  In the event that any one or more of the provisions contained in this Option Agreement or in any other instrument referred to herein shall, for any reason, be held to be invalid, illegal or unenforceable, such illegality, invalidity or unenforceability shall not affect any other provisions of this Option Agreement.

12. Termination.  This Option Agreement shall terminate and shall lapse and be of no further force or effect upon the Termination Date if NYU has not exercised the Option. If NYU exercises its Option the following provisions shall survive expiration or termination of this Option Agreement: Sections 4c, 4d, 4e, 6, 9 and 10.

13. Counterparts  This Option Agreement may be executed by facsimile and in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

Cordially yours,

Phytomedical Technologies Corporation

By:

___________________________

Harmel S. Rayat

Accepted and Agreed:

New York University

By:

____________________________

Abram Goldfinger

Executive Director

Industrial Liaison/Technology Transfer

#

Exhibit 3.4

To the

OPTION PURCHASE AND RIGHTS AGREEMENT

Dated as of July 29, 2004 by and among Enterprise Technologies, Inc., a Nevada corporation, Phytomedical Technologies Corporation, a Nevada corporation, and New York University, a New York Education corporation.

_______________________________________

1.

Option Agreement of even date herewith between Phytomedical Technologies Corporation, a Nevada corporation, (the “Sub”) and New York University, a New York Education corporation (“NYU”), pursuant to which NYU has the right to purchase up to 1,250 shares of the Sub’s common stock.

2.

Option Agreement of even date herewith between the Sub and Bruce Chersky, pursuant to which Bruce Chersky has the right to purchase up to 1,250 shares of the Sub’s common stock.

#

Exhibit 10.2

NYU – PHYTOMEDICAL TECHNOLOGIES CORPORATION LICENSE AGREEMENT

This Agreement, effective as of July 29, 2004 (the “Effective Date”), is by and between:

NEW YORK UNIVERSITY (hereinafter “NYU”), an educational corporation organized and existing under the laws of the State of New York and having a place of business at 70 Washington Square South, New York, New York 10012;

AND

Phytomedical Technologies Corporation (hereinafter “CORPORATION”), a corporation organized and existing under the laws of the state of Nevada, having its principal office at 216 – 1628 West 1st Avenue, Vancouver, BC Canada V6J 1G1 and a subsidiary of Enterprise Technologies Inc. (Parent Corporation).

RECITALS

WHEREAS, Bruce Cherksey, Ph.D. of NYU (hereinafter “the NYU Scientist”) has made certain inventions relating to pharmacologically active elements of a muira puama extract and ion channel modulators from natural sources;

WHEREAS, NYU is the owner of two issued patents, identified in annexed Appendix I, and forming an integral part hereof (hereinafter “the Pre-Existing Patents”);

WHEREAS, subject to the terms and conditions hereinafter set forth, NYU is willing to grant to CORPORATION and CORPORATION is willing to accept from NYU the License (as hereinafter defined);

NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the parties hereto hereby agree as follows:

1.

Definitions

1.01.

“Affiliate ” shall mean any company or other legal entity which controls, or is controlled by, or is under common control with, CORPORATION; control means the holding of twenty five and one tenth percent (25.1%) or more of (i) the capital and/or (ii) the voting rights and/or (iii) the right to elect or appoint directors.

1.02.

“Calendar Year” shall mean any consecutive period of twelve months commencing on the first day of January of any year.

1.03.

“Date of First Commercial Sale” shall mean on a country-by-country basis, the date of the first commercial sale of a Licensed Product (as hereinafter defined) in such country.

1.04.

“Field” shall mean medical, pharmacological, therapeutic, prophylactic, nutritional and research applications of muira puama extract, any of its chemical or biological constituents, and ion channel modulators from natural sources.

1.05.

“License” shall mean the exclusive worldwide license to practice the Licensed Technology (as hereinafter defined) for the development, manufacture, use and sale of the Licensed Products (as hereinafter defined).

1.06.

“Licensed Products” shall mean all products in the Field, covered by a claim of any unexpired NYU Patent (as hereinafter defined) which has not been disclaimed or held invalid by a court of competent jurisdiction from which no appeal can be taken, or which incorporates or is developed using NYU Know-How (as hereinafter defined).

1.07.

“Net Sales” shall mean the total amount invoiced in connection with sales of the Licensed Products to any person or entity that is not an Affiliate or a sublicensee of CORPORATION or an Affiliate under the License, after deduction of all the following to the extent applicable to such sales;

i)

all trade, case and quantity credits, discounts, refunds or rebates;

ii)

allowances or credits for returns;

iii)

sales commissions; and

iv)

sales taxes (including value-added tax).

1.08. “NYU Know-How” shall mean any information and materials including, but not limited to, pharmaceutical, chemical, biological and biochemical products, technical and non-technical data, materials, methods and processes and any drawings, plans, diagrams, specifications and/or other documents containing such information, owned by NYU and provided by NYU to CORPORATION under this Agreement.

1.09.  “NYU Patents” shall mean:

i)

the Pre-Existing Patents, and any foreign counterparts, divisions, continuations, reissues, reexaminations, renewals and extensions thereof, and pending applications;

ii)

Patents, covering inventions in the Field made by the NYU Scientist under the Invention Assignment Agreement which claim inventions in the Field made after the effective date by the NYU Scientist, alone or together with CORPORATION personnel, and any foreign counterparts, divisions, continuations, reissues, reexaminations, renewals and extensions thereof, and pending applications therefor (“Post Effective Patents”);

1.11. “Licensed Technology” shall mean all NYU Patents, NYU Know-How and Subsequent Inventions (as hereinafter defined).

1.12.

“Subsequent Inventions” shall mean any and all inventions in the Field made by the NYU Scientist under the Invention Assignment Agreement including improvements, enhancements, refinements and the like, whether patentable or unpatentable, to the Pre-Existing Patents or the Post Effective Patents.

2.

Effective Date

2.01.

This Agreement shall be effective as of the Effective Date and shall remain in full force and effect until it expires or is terminated in accordance with Section 13 hereof.

3.

Title

3.01.

Subject to the License granted to CORPORATION hereunder, it is hereby agreed that all right, title and interest, in and to the Licensed Technology, and in and to any drawings, plans, diagrams, specifications, and other documents containing any of the Licensed Technology shall vest solely in NYU. At the request of NYU, CORPORATION shall take all steps as may be necessary to give full effect to said right, title and interest of NYU including, but not limited to, the execution of any documents that may be required to record such right, title and interest with the appropriate agency or government office.

3.02.

Subject to the License granted to CORPORATION hereunder, for so long as the NYU Scientist is bound under the Invention Assignment Agreement  (annexed hereto as Appendix II and which is an integral part of this Agreement), any and all inventions made by the NYU Scientist and relating to the Field shall be owned solely by NYU and any and all inventions made by the NYU Scientist and any employees of CORPORATION relating to the Field shall be jointly owned by NYU and CORPORATION.

4.

Patents and Patent Applications

4.01.

CORPORATION shall, simultaneously with the signing of this Agreement, pay NYU the sum of U.S. $1,305.00, being the amount of all costs and fees incurred by NYU up to the date hereof in connection with the patents and patent application identified in Appendix I hereto.

4.02.

At the initiative of CORPORATION or NYU, the parties shall consult with each other regarding the prosecution of all patent applications with respect to the Licensed Technology. Such patent applications shall be filed, prosecuted and maintained by patent counsel jointly selected by NYU and CORPORATION. Copies of all such patent applications and patent office actions shall be forwarded to each of NYU and CORPORATION. NYU and CORPORATION shall each also have the right to have such patent applications and patent office actions independently reviewed by other patent counsel separately retained by NYU or CORPORATION, upon prior notice to and consent of the other party, which consent shall not unreasonably be withheld.

4.03. All applications and proceedings with respect to the NYU Patents shall be filed, prosecuted and maintained by NYU at the expense of CORPORATION. Against the submission of invoices, CORPORATION shall reimburse NYU for all costs and fees incurred by NYU during the term of this Agreement, in connection with the filing, maintenance, prosecution, protection, reissuance, reexamination, interference and the like of the NYU Patents.

4.04.

If at any time during the term of this Agreement CORPORATION decides that it is undesirable, as to one or more countries, to prosecute or maintain any patents or patent applications within the NYU Patents, it shall give ninety (90) days advance written notice thereof to NYU, and upon the effective date of such notice, CORPORATION shall be released from its obligations to bear all of the expenses to be incurred thereafter as to such countries in conjunction with such patent(s) or patent application(s) and such patent(s) or application(s) shall be deleted from the Licensed Technology and NYU shall be free to grant rights in and to the Licensed Technology in such countries to third parties, without further notice or obligation to CORPORATION, and the CORPORATION shall have no rights whatsoever to exploit the Licensed Technology in such countries.

4.05.

Nothing herein contained shall be deemed to be a warranty by NYU that

i)

NYU can or will be able to obtain any patent or patents on any patent application or applications in the NYU Patents or any portion thereof, or that any of the NYU Patents will afford adequate or commercially worthwhile protection, or

ii)

that the manufacture, use, or sale of any element of the Licensed Technology or any Licensed Product will not infringe any patent(s) of a third party.

5.

Grant of License

5.01.

Subject to the terms and conditions hereinafter set forth, NYU hereby grants to CORPORATION and CORPORATION hereby accepts from NYU the License.  NYU retains the right to practice under the Licensed Technology, including using Licensed Products and Licensed Technology for its own research and educational purposes and to permit other non-commercial entities to use the licensed technology solely for their own educational and research purposes.  NYU retains all rights outside of the Field and no rights are granted to CORPORATION outside of the Field.  The rights granted to CORPORATION hereunder are subject to any prior rights which the U.S. Government (or any of its agencies) may have in or to the Licensed Technology, as a result of 35 U.S.C. 200 et seq. or otherwise.

5.02.

The License granted to CORPORATION in Section 5.01 hereto shall commence upon the Effective Date and shall remain in force on a country-by-country basis, if not previously terminated under the terms of this Agreement, for fifteen (15) years from the date of first commercial sale in such country or until the expiration date of the last to expire of the NYU Patents whichever shall be later. CORPORATION shall inform NYU in writing of the date of first commercial sale with respect to each Licensed Product in each country as soon as practicable after the making of each such first commercial sale.

5.03.

CORPORATION shall be entitled to grant sublicenses under the License on terms and conditions in compliance and not inconsistent with the terms and conditions of this Agreement (except that the rate of royalty may be at higher rates than those set forth in this Agreement) (i) to an Affiliate or (ii) to other third parties for consideration and in an arms-length transaction. All sublicenses shall only be granted by CORPORATION under a written agreement, a copy of which shall be provided by CORPORATION to NYU within ten (10) days after the signing thereof.  Each sublicense granted by CORPORATION hereunder shall be subject and subordinate to the terms and conditions of this License Agreement and shall contain (inter-alia) the following provisions:

(1)

the sublicense shall expire automatically on the termination of the License;

(2)

the sublicense shall not be assignable, in whole or in part;

(3)

the sublicensee shall not grant further sublicenses; and

(4)

both during the term of the sublicense and thereafter the sublicensee shall agree to a confidentiality obligation similar to that imposed on

CORPORATION in Section 9 below, and that the sublicensee shall impose on its employees, both during the terms of their employment and thereafter, a similar undertaking of confidentiality; and

(5)

the sublicense agreement shall include the text of Sections 11 and 12 of this

Agreement and shall state that NYU is an intended third party beneficiary of such sublicense agreement for the purpose of enforcing such indemnification and insurance provisions.

(6)

the sublicense agreement shall state that NYU is an intended third party beneficiary of such sublicense agreement for the purpose of enforcing the payment provisions in Section 6.

6.

Payments for License

6.01.  In consideration for the grant of the License, CORPORATION shall pay to NYU a royalty of four percent (4%) of the Net Sales of CORPORATION its Affiliates, its sublicensees or its Affiliates’ sublicensees for all Licensed Products that are prescription pharmaceutical products and CORPORATION shall pay to NYU a royalty of twenty percent (20%) of the Net Sales of CORPORATION, its Affiliates, its sublicensees or its Affiliates’ sublicensees for all other Licensed Products.

6.02.

CORPORATION shall pay to NYU ten percent (10%) of any consideration, monetary or otherwise (not based on Net Sales of the sublicensee), actually received by CORPORATION from a sublicensee of CORPORATION (not being an Affiliate) under the terms of, or as a consideration for the grant of, a sublicense of any rights or for grant of an option to acquire such a sublicense or for otherwise granting any other rights in Licensed Technology to third parties.

7.

Method of Payment.

7.01.

For the purpose of computing the royalties due to NYU hereunder, the year shall be divided into four parts ending on March 31, June 30, September 30, and December 31. Not later than sixty (60) days after the end of each Calendar Year quarter during the term of the License, CORPORATION shall submit to NYU a full and detailed report of royalties or payments due NYU under the terms of this Agreement for the preceding quarter year (hereinafter "the Quarter-Year Report"), setting forth the Net Sales and/or lump sum payments and all other payments or consideration from sublicensees upon which such royalties are computed and including at least

i)

the quantity of Licensed Products used, sold, transferred or otherwise disposed of;

ii)

the selling price of each Licensed Product;

iii)

the deductions permitted under subsection 1.07 hereof to arrive at Net Sales; and

iv)

the royalty computations and subject of payment.

If no royalties or other payments are due, a statement shall be sent to NYU stating such fact. Payment of the full amount of any royalties or other payments due to NYU for the preceding half year shall accompany each Quarter-Year Report on royalties and payments. CORPORATION shall keep for a period of at least six (6) years after the date of entry, full, accurate and complete books and records consistent with sound business and accounting practices and in such form and in such detail as to enable the determination of the amounts due to NYU from CORPORATION pursuant to the terms of this Agreement.

7.02.

Within sixty (60) days after the end of each Calendar Year, commencing on the Date of First Commercial Sale, CORPORATION shall furnish NYU with a report (hereinafter “the Annual Report”), certified by an independent certified public accountant, relating to the royalties and other payments due to NYU pursuant to this Agreement in respect of the Calendar Year covered by such Annual Report and containing the same details as those specified in Section 7.01 above in respect of the Quarter-Year Report.

7.03.

On reasonable notice and during regular business hours, NYU or the authorized representative of NYU shall each have the right to inspect the books of accounts, records and other relevant documentation of CORPORATION or of Affiliate and the sublicensees of CORPORATION insofar as they relate to the production, marketing and sale of the Licensed Products, in order to ascertain or verify the amount of royalties and other payments due to NYU hereunder, and the accuracy of the information provided to NYU in the aforementioned reports.

7.04.

Royalties and other payments due to NYU hereunder shall be converted to ( if not in US dollars) and paid to NYU in United States dollars. Any such royalties on or other payments relating to transactions in a foreign currency shall be converted into United States dollars based on the closing buying rate of the Morgan Guaranty Trust Company of New York applicable to transactions under exchange regulations for the particular currency on the last business day of the accounting period for which such royalty or other payment is due.

7.05

CORPORATION shall be responsible for payment to NYU of all royalties due on sale, transfer or disposition of Licensed Products by Affiliate or,  by the sublicensees of CORPORATION or of Affiliate to the extent actually received and CORPORATION shall take all reasonable measures to receive such royalties.

7.06  In the event that CORPORATION does not receive payment for royalties due on sale, transfer or disposition of Licensed Products, or any other monetary consideration (as stated in Sections 6.01 and 6.02 herein), in whole or in part,  from a sublicensee or an Affiliate’s sublicensee (hereinafter “non-payment”), and CORPORATION has not commenced negotiations with said sublicensee for such non-payment within ninety (90) days after such payment is due, NYU shall have the right, but shall not be obligated, to bring suit for such non-payment.  If CORPORATION has commenced negotiations with a sublicensee for such non-payment within such 90-day period, CORPORATION shall have an additional ninety (90) days from the termination of such initial 90-day period to conclude its negotiations before NYU, as a third party beneficiary (pursuant to subsection 5.03(6)), may bring suit for such non-payment. In the event NYU brings suit for any non-payment, NYU shall have the right to settle any such suit.  Further, NYU shall have the right to first reimburse itself out of any sums recovered in such suit or settlement thereof for all costs and expenses of every kind and character, including reasonable attorneys' fees necessarily involved in the prosecution of such suit, and if after such reimbursement, any funds shall remain from said recovery, NYU shall promptly pay to CORPORATION an amount equal to fifty percent (50%) of such remainder and NYU shall be entitled to receive and retain the balance of the remainder of such recovery.  CORPORATION agrees to cooperate fully with NYU at the request of NYU, including, by giving testimony and producing documents lawfully requested in the prosecution of any suit by NYU for non-payment.

7.07  Any amount payable hereunder by CORPORATION to NYU, which has not been paid by the date on which such payment is due, shall bear interest form such date until the date on which such payment is made, at the rate of two percent (2%) per annum in excess of the prime rate prevailing at the Citibank, N.A., in New York, during the period of arrears and such amount and the interest thereon may be set off against any amount due, whether in terms of this Agreement or otherwise, to CORPORATION by NYU.

8.

Development and Commercialization

8.01.

CORPORATION undertakes to use reasonable diligence to carry out the Development Plan (annexed hereto as Appendix IV and which is an integral part of this Agreement), including but not limited to, the performance of all efficacy, pharmaceutical, safety, toxicological and clinical tests, trials and studies and all other activities necessary in order to obtain the approval of the FDA for the production, use and sale of the Licensed Products, all as set forth in the Development Plan and within all timetables set forth therein. The Development Plan may not be materially amended except in a writing approved by the CORPORATION and NYU.  CORPORATION further undertakes to exercise due diligence and to employ its reasonable diligence to obtain or to cause its sublicensees to obtain, the appropriate approvals of the health authorities for the production, use and sale of the Licensed Products, in each of the other countries of the world in which CORPORATION or its sublicensees intend to produce, use, and/or sell Licensed Products.

8.02.

Provided that applicable laws, rules and regulations require that the performance of the tests, trials, studies and other activities specified in subsection 8.01 above shall be carried out in accordance with FDA Good Laboratory Practices and in a manner acceptable to the relevant health authorities, CORPORATION shall carry out such tests, trials, studies and other activities in accordance with FDA Good Laboratory Practices and in a manner acceptable to the relevant health authorities. Furthermore, the Licensed Products shall be produced in accordance with FDA Current Good Manufacturing Practice (“cGMP”) procedures in a facility which has been certified by the FDA as complying with cGMP, provided that applicable laws, rules and regulations so require.

8.03.

CORPORATION undertakes to begin the regular commercial production, use, and sale of the Licensed Products in good faith in accordance with the Development Plan and to continue diligently thereafter to commercialize the Licensed Products.

8.04.

CORPORATION shall provide NYU with written reports on all activities and actions undertaken by CORPORATION to develop and commercialize the Licensed Products; such reports shall be made within sixty (60) days after each six (6) months of the duration of this Agreement, commencing six months after the Effective Date.

8.05.

If CORPORATION shall not commercialize the Licensed Products within a reasonable time frame, unless such delay is necessitated by FDA or other regulatory agencies or unless NYU and CORPORATION have mutually agreed to amend the Development Plan because of unforeseen circumstances, NYU shall notify CORPORATION in writing of CORPORATION's failure to commercialize and shall allow CORPORATION sixty (60) days to cure its failure to commercialize. CORPORATION's failure to cure such delay, or initiate bona fide efforts to cure such breach or default, to NYU's reasonable satisfaction within such 60-day period shall be a material breach of this Agreement.

8.06. To the extent required by law or government regulation, CORPORATION agrees that Licensed Products leased or sold in the United States shall be substantially manufactured in the United States.

9.

Confidential Information

9.01.

Except as otherwise provided in Section 9.02 and 9.03 below CORPORATION shall maintain any and all of the Licensed Technology in confidence and shall not release or disclose any tangible or intangible component thereof to any third party without first receiving the prior written consent of NYU to said release or disclosure.

9.02.

The obligations of confidentiality set forth in Sections 9.01 shall not apply to any component of the Licensed Technology which was part of the public domain prior to the Effective Date of this Agreement or which becomes a part of the public domain not due to some unauthorized act by or omission of CORPORATION after the Effective Date of this Agreement or which is disclosed to CORPORATION by a third party who has the right to make such disclosure.

9.03

The provisions of Section 9.01 notwithstanding, CORPORATION may disclose the Licensed Technology to third parties who need to know the same in order to secure regulatory approval for the sale of Licensed Products or as otherwise may be required by applicable law in the reasonable opinion of counsel for CORPORATION.

10.

Infringement of NYU Patent

10.01.

In the event a party to this Agreement acquires information that a third party is infringing one or more of the NYU Patents, the party acquiring such information shall promptly notify the other party to the Agreement in writing of such infringement.

10.02.

In the event of an infringement of an NYU Patent, CORPORATION shall be privileged but not required to bring suit against the infringer. Should CORPORATION elect to bring suit against an infringer and NYU is joined as a party plaintiff in any such suit, NYU shall have the right to approve the counsel selected by CORPORATION to represent CORPORATION and NYU. The expenses of such suit or suits that CORPORATION elects to bring, including any expenses of NYU incurred in conjunction with the prosecution of such suit or the settlement thereof, shall be paid for entirely by CORPORATION and CORPORATION shall hold NYU free, clear and harmless from and against any and all costs of such litigation, including attorneys' fees. CORPORATION shall not compromise or settle such litigation without the prior written consent of NYU which shall not be unreasonably withheld.

10.03.

In the event CORPORATION exercises the right to sue herein conferred, it shall have the right to first reimburse itself out of any sums recovered in such suit or in settlement thereof for all costs and expenses of every kind and character, including reasonable attorneys' fees, necessarily involved in the prosecution of any such suit, and if after such reimbursement, any funds shall remain from said recovery, CORPORATION shall promptly pay to NYU an amount equal to fifty percent (50%) of such remainder and CORPORATION shall be entitled to receive and retain the balance of the remainder of such recovery.

10.04.

If CORPORATION does not bring suit against said infringer pursuant to Section 10.02. herein, or has not commenced negotiations with said infringer for discontinuance of said infringement, within ninety (90) days after receipt of such notice, NYU shall have the right, but shall not be obligated, to bring suit for such infringement. Should NYU elect to bring suit against an infringer and CORPORATION is joined as a party plaintiff in any such suit, CORPORATION shall have the right to approve the counsel selected by NYU to represent NYU and CORPORATION, and NYU shall hold CORPORATION free, clear and harmless from and against any and all costs and expenses of such litigation, including attorneys' fees. If CORPORATION has commenced negotiations with an alleged infringer of the NYU Patent for discontinuance of such infringement within such 90-day period, CORPORATION shall have an additional ninety (90) days from the termination of such initial 90-day period to conclude its negotiations before NYU may bring suit for such infringement. In the event NYU brings suit for infringement of any NYU Patent, NYU shall have the right to settle any such suit by licensing the alleged infringer.  In the event NYU brings suit for infringement of any NYU Patent, NYU shall have the right to first reimburse itself out of any sums recovered in such suit or settlement thereof for all costs and expenses of every kind and character, including reasonable attorneys' fees necessarily involved in the prosecution of such suit, and if after such reimbursement, any funds shall remain from said recovery, NYU shall promptly pay to CORPORATION an amount equal to fifty percent (50%) of such remainder and NYU shall be entitled to receive and retain the balance of the remainder of such recovery.

10.05.

Each party shall always have the right to be represented by counsel of its own selection in any suit for infringement of the NYU Patents instituted by the other party to this Agreement under the terms hereof. The expense of such counsel shall be borne by the party initiating such infringement suit.

10.06

CORPORATION agrees to cooperate fully with NYU at the request of NYU, including, by giving testimony and producing documents lawfully requested in the prosecution of any suit by NYU for infringement of the NYU patents; provided, NYU shall pay all reasonable expenses (including attorneys' fees) incurred by CORPORATION in connection with such cooperation. NYU shall cooperate and shall endeavor to cause the NYU Scientist to cooperate with CORPORATION at the request of CORPORATION, including by giving testimony and producing documents lawfully requested, in the prosecution of any suit by CORPORATION for infringement of the NYU Patents; provided, that CORPORATION shall pay all reasonable expenses (including attorneys' fees) incurred by NYU in connection with such cooperation.

11.

Liability and Indemnification

11.01.

CORPORATION shall indemnify, defend and hold harmless NYU and its trustees, officers, medical and professional staff, employees, students and agents, and the NYU Scientist, and their respective successors, heirs and assigns (the “Indemnitees”), against any liability, damage, loss or expense (including reasonable attorneys' fees and expenses of litigation) incurred by or imposed upon the Indemnitees or any one of them in connection with any claims, suits, actions, demands or judgments (i) arising out of the design, production, manufacture, sale, use in commerce or in human clinical trials, lease, or promotion by CORPORATION or by a licensee, Affiliate or agent of CORPORATION of any Licensed Product, process or service relating to, or developed pursuant to, this Agreement or (ii) arising out of any other activities to be carried out pursuant to this Agreement.

11.02.

With respect to an Indemnitee, CORPORATION's indemnification under Section 11.01(i) shall apply to any liability, damage, loss or expense whether or not it is attributable to the negligent activities of such Indemnitee.  CORPORATION's indemnification obligation under Section 11.01(ii) shall not apply to any liability, damage, loss or expense to the extent that it is attributable to the negligent activities of any such Indemnitee.

11.03.

CORPORATION agrees, at its own expense, to provide attorneys reasonably acceptable to NYU to defend against any actions brought or filed against any Indemnitee with respect to the subject of indemnity to which such Indemnitee is entitled hereunder, whether or not such actions are rightfully brought.

12.

Security for Indemnification

12.01.

At such time as any Licensed Product, process or service relating to, or developed pursuant to, this Agreement is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by CORPORATION or by a licensee, Affiliate or agent of CORPORATION, CORPORATION shall, at its sole costs and expense, procure and maintain policies of comprehensive general liability insurance in amounts not less than $10,000,000.00 per incident and $20,000,000.00 annual aggregate and naming the Indemnitees as additional insureds. Such comprehensive general liability insurance shall provide (i) product liability coverage and (ii) broad form contractual liability coverage for CORPORATION's indemnification under Section 11 of this Agreement. If CORPORATION elects to self-insure all or part of the limits described above (including deductibles or retentions which are in excess of $250,000 annual aggregate) such self-insurance program must be acceptable to NYU.  The minimum amounts of insurance coverage required under this Section 12 shall not be construed to create a limit of CORPORATION's liability with respect to its indemnification under Section 11 of this Agreement.

12.02.

CORPORATION shall provide NYU with written evidence of such insurance upon request of NYU. CORPORATION shall provide NYU with written noticed at least sixty (60) days prior to the cancellation, non-renewal or material change in such insurance; if CORPORATION does not obtain replacement insurance providing comparable coverage within such sixty (60) day period, NYU shall have the right to terminate this Agreement effective at the end of such sixty (60) day period without notice or any additional waiting periods.

12.03.

CORPORATION shall maintain such comprehensive general liability insurance beyond the expiration or termination of this Agreement during (i) the period that any product, process or service, relating to, or developed pursuant to, this Agreement is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by CORPORATION or by a sublicensee, Affiliate or agent of CORPORATION and (ii) a reasonable period after the period referred to in 12.03(i) above which in no event shall be less than fifteen (15) years.

13.

Expiry and Termination

13.01. Unless earlier terminated pursuant to this Section 13, this Agreement shall expire upon the expiration of the period of the License in all countries as set forth in Section 5.02 above.

13.02. At any time prior to expiration of this Agreement, either party may terminate this Agreement forthwith for cause, as "cause" is described below, by giving written notice to the other party. Cause for termination by one party of this Agreement shall be deemed to exist if the other party materially breaches or defaults in the performance or observance of any of the provisions of this Agreement and such breach or default is not cured  within sixty (60) days or, in the case of failure to pay any amounts due hereunder, thirty (30) days (unless otherwise specified herein) after the giving of notice by the other party specifying such breach or default, or if either NYU or CORPORATION discontinues its business or becomes insolvent or bankrupt.

13.03. Upon termination of this Agreement for any reason and prior to expiration as set forth in Section 13.01 hereof:

a.

all rights in and to the Licensed Technology shall revert to NYU, and CORPORATION shall not be entitled to make any further use whatsoever of the Licensed Technology and shall cease selling Licensed Products; and

b

CORPORATION shall promptly, without further consideration, provide to NYU all data and regulatory documents, including INDs, NDAs, Orphan Drug applications, or their equivalents in all countries, related to the development of Licensed Products, and shall grant to NYU an irrevocable, royalty-free, non-exclusive license, with the right to grant sublicenses, to any CORPORATION patent applications or patents filed after the Effective Date, covering Licensed Products or their manufacture or use.

13.04.

Termination of this Agreement shall not relieve either party of any obligation to the other party incurred prior to such termination.

13.05

Sections 3, 9, 11, 12, 13, and 16 hereof shall survive and remain in full force and effect after any termination, cancellation or expiration of this Agreement.

14.

Representations and Warranties

14.01. CORPORATION hereby represents and warrants to NYU as follow:

(1)

CORPORATION is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. CORPORATION has been granted all requisite power and authority to carry on its business and to own and operate its properties and assets. The execution, delivery and performance of this Agreement have been duly authorized by the Board of Directors of CORPORATION.

(2)

There is no pending or, to CORPORATION's knowledge, threatened litigation involving CORPORATION which would have any effect on this Agreement or on CORPORATION's ability to perform its obligations hereunder; and

(3)

There is no indenture, contract, or agreement to which CORPORATION is a party or by which CORPORATION is bound which prohibits or would prohibit the execution and delivery by CORPORATION of this Agreement or the performance or observance by CORPORATION of any term or condition of this Agreement.

14.02 NYU hereby represents and warrants to CORPORATION as follows:

(1)

NYU is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. NYU has been granted all requisite power and authority to carry on its business and to own and operate its properties and assets. The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of NYU.

(2)

There is no pending or, to NYU's knowledge, threatened litigation involving NYU which would have any effect on this Agreement or on NYU's ability to perform its obligations hereunder.

(3)

There is no indenture, contract, or agreement to which NYU is a party or by which NYU is bound which prohibits or would prohibit the execution and delivery by NYU of this Agreement or the performance or observance by NYU of any term or condition of this Agreement.

(4)

To the knowledge of the Executive Director Industrial Liaison/Technology Transfer and without investigation NYU has not received any communications alleging that any of the Licensed Technology violates or has violated any of the patents, licenses, trade secrets or other proprietary rights of any other person (“Third-Party Intellectual Property Rights”).

(5)

To the knowledge of the Executive Director Industrial Liaison/Technology Transfer and without investigation there are no outstanding options, licenses or agreements of any kind relating to the Licensed Technology.

(6)

To the knowledge of the Executive Director Industrial Liaison/Technology Transfer and without investigation the NYU Patents are and remain valid, enforceable and subsisting, in good standing, with all fees, payments and filings due as of the Effective Date of this Agreement.

(7) To the knowledge of the Executive Director Industrial Liaison/Technology Transfer and without investigation; with respect to Licensed Technology, (i) NYU possesses all right, title, and interest in and to the item, free and clear of any lien, encumbrance, license, or other restriction; (ii) no aspect thereof is not subject to any outstanding injunction, judgment, order, decree, ruling or charge that affects the legality, validity or enforceability of the item or NYU’s use or ownership thereof; and (iii) no action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand is pending or, to the NYU’s knowledge, is threatened which challenges the legality, validity, or enforceability of the Licensed Technology or any item thereof or NYU’s use or ownership of the item.

(8)

The Invention Assignment Agreement has been duly executed by the parties thereto, is in full force and effect, and constitute legal, valid and binding obligations of the respective parties thereto. To the knowledge of the Executive Director Industrial Liaison/Technology Transfer and without investigation; NYU has performed all obligations required to be performed by it and no default, or event which with notice or lapse of time or both would constitute a default, exists in respect thereof on the part of NYU.

15.

No Assignment

Neither CORPORATION nor NYU shall have the right to assign, delegate or transfer at any time to any party, in whole or in part, any or all of the rights, duties and interest herein granted without first obtaining the written consent of the other to such assignment.

16.

Use of Name

Without the prior written consent of the other party, neither CORPORATION nor NYU shall use the name of the other party or any adaptation thereof or of any staff member, employee or student of the other party:

i)

in any product labeling, advertising, promotional or sales literature;

ii)

in connection with any public or private offering or in conjunction with any application for regulatory approval, unless disclosure is otherwise required by law, in which case either party may make factual statements concerning the Agreement or file copies of the Agreement after providing the other party with an opportunity to comment and reasonable time within which to do so on such statement in draft.

Except as provided herein, neither NYU nor CORPORATION will issue public announcements about this Agreement,  other than statements relating to the Corporation’s activities in connection with, and the status of, its development of the pharmacologically active elements of the muira puama extract and ion channel modulators, or the status or existence of the NYU Research Project without prior written approval of the other party.  NYU acknowledges that CORPORATION may become a public company and that Parent Corporation is a public company and, as such, will have certain obligations to make disclosures under applicable law; NYU agrees to use all reasonable efforts to promptly consider any request for approval made by CORPORATION hereunder to enable CORPORATION to comply with such obligations.  Nothing herein shall be deemed or is intended to preclude any party from fully complying with all applicable laws.

17.

Miscellaneous

17.01.

In carrying out this Agreement the parties shall comply with all local, state and federal laws and regulations including but not limited to, the provisions of Title 35 United States Code §200 et seq. and 15 CFR §368 et seq.

17.02.

If any provision of this Agreement is determined to be invalid or void, the remaining provisions shall remain in effect.

17.03.

This Agreement shall be deemed to have been made in the State of New York and shall be governed and interpreted in all respects under the laws of the State of New York.

17.04.

Any dispute arising under this Agreement shall be resolved in an action in the courts of New York State or the federal courts located in New York State, and the parties hereby consent to personal jurisdiction of such courts in any action.

17.05.

All payments or notices required or permitted to be given under this Agreement shall be given in writing and shall be effective when either personally delivered or deposited, postage prepaid, in the United States registered or certified mail, addressed as follows:

To NYU: New York University School of Medicine

650 First Avenue, 6th Floor

New York, NY  10016

Attention: Abram M. Goldfinger

Executive Director,

Industrial Liaison/Technology Transfer

and

Office of Legal Counsel

New York University

Bobst Library

70 Washington Square South

New York, NY  10012

Attention:

Annette B. Johnson, Esq.

Vice Dean and Senior Counsel for Medical School Affairs

To CORPORATION:

Phytomedical Technologies Corporation

216 – 1628 West 1st Avenue

Vancouver, BC V6J 1G1

Attention: Harmel S. Rayat

With copy to:

Sierchio Greco & Greco, LLP

720 Fifth Avenue

New York, New York 10019

Attention: Joseph Sierchio

or such other address or addresses as either party may hereafter specify by written notice to the other. Such notices and communications shall be deemed effective on the date of delivery or fourteen (14) days after having been sent by registered or certified mail, whichever  is earlier.

17.06.

This Agreement (and the annexed Appendices) constitute the entire Agreement between the parties and no variation, modification or waiver of any of the terms or conditions hereof shall be deemed valid unless made in writing and signed by both parties hereto. This Agreement supersedes any and all prior agreements or understandings, whether oral or written, between CORPORATION and NYU.

17.07. No waiver by either party of any non-performance or violation by the other party of any of the covenants, obligations or agreements of such other party hereunder shall be deemed to be a waiver of any subsequent violation or non-performance of the same or any other covenant, agreement or obligation, nor shall forbearance by any party be deemed to be a waiver by such party of its rights or remedies with respect to such violation or non-performance.

17.08. The descriptive headings contained in this Agreement are included for convenience and reference only and shall not be held to expand, modify or aid in the interpretation, construction or meaning of this Agreement.

17.09.

It is not the intent of the parties to create a partnership or joint venture or to assume partnership responsibility or liability. The obligations of the parties shall be limited to those set out herein and such obligations shall be several and not joint.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date and year first above written.

NEW YORK UNIVERSITY

By:

/s/ Abram M. Goldfinger

Abram M. Goldfinger

Executive Director

Industrial Liaison/Technology Transfer

Date:

August 3, 2004

CORPORATION

By:

/s/ Harmel S. Rayat

Harmel  S. Rayat

President and CEO

Date:

July 29, 2004

#

APPENDIX I

United States patent 5,234,947 -  “Potassium channel activating compounds and methods of use thereof”

United States patent 5,516,516 -  “Method of preparing muira puama extract and its use for decreasing body fat percentage and increasing lean muscle mass”

#

APPENDIX II

#

INVENTION ASSIGNMENT AGREEMENT

This Agreement is made and effective as of the date of last signing below (the “Effective Date”) by and between Bruce Cherksey, Ph.D., an individual with an address at 59 Willow Terrace, Hoboken, New Jersey 07030, (“Cherksey”), and NEW YORK UNIVERSITY, a non-profit corporation of the State of New York having a place of business at 70 Washington Square South, New York, New York 10012 (“NYU”).

WITNESSETH:

WHEREAS Cherksey, has conducted certain research in the field of therapeutic, nutritional, prophylactic and research applications of muira puama extract and ion channel modulators from natural sources (“the Field”); and

WHEREAS, Cherksey’s research efforts described above have led to findings which are the subject matter of issued United States patents 5,234,947 and 5,516,516 entitled “Potassium channel activating compounds and methods of use thereof” and “Method of preparing muira puama extract and its use for decreasing body fat percentage and increasing lean muscle mass”, respectively (“the Existing Patents”); the Existing Patents have been assigned by Cherksey to NYU; and the parties anticipate that additional research and development  efforts by Cherksey could result in future patent applications; and

WHEREAS, Cherksey has assigned the Existing Patents and wishes to assign any future patent applications and any and all related intellectual property to NYU and NYU wishes to accept such assignment;

WHEREAS, the parties wish to agree on the ownership, patenting and disposition of the inventions described above and agree on the allocation of patenting and other expenses and on the allocation of responsibilities and revenues from the commercialization of such inventions;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and intending to be legally bound hereby, the parties agree as follows:

1.

DEFINITIONS

1.1

“Invention(s) shall mean any and all inventions, and improvements thereof, in the Field made by Cherksey.

1.2

“Patent(s)” shall mean the Existing Patents and any future United States and foreign patents and patent applications covering Inventions, together with all continuations, continuations-in-part, divisions, extensions, and patents which may issue therefrom.

1.3

“Gross Revenues” shall mean all license revenues including license initiation fees, up-front fees, milestone payments, sublicense initiation fees or any other fixed sum payments received from the licensing, any payments that result from the settlement or prosecution of a suit brought against an infringer of any Patent(s), and all earned or running royalties on sales of products covered under any claim of the Patent(s).

1.4

“Net Revenues” shall mean Gross Revenues less out of pocket expenses incurred by NYU in the filing, enforcing, maintaining and licensing of the Patents, less administrative fees equal to fifteen percent (15%) of Gross Revenues.

1.5

“Equity” shall mean any and all shares of stock, or the options to purchase such shares, which are granted to NYU in consideration of or in conjunction with the granting of rights to the Patent(s).

1.6

“NYU Inventors” shall mean a) with respect to any product covered solely by claims of the Existing Patents, Dr. Cherksey; and b) with respect to any product covered by Patents as to which another NYU faculty or employee is a co-inventor, Dr. Cherksey and such co-inventor.

2.

PATENTS AND EXPENSES

2.1

Cherksey hereby assigns any and all rights to any Patents to NYU.

2.2

Inventions shall be promptly disclosed by Cherksey to NYU in writing and shall not be disclosed to any third party prior to the filing of patent applications protecting such Inventions.

2.3

Cherksey agrees to execute all papers and perform all affirmative acts in connection with the Patent(s) as NYU may deem necessary or reasonable or essential to the full protection and conveyance of title to NYU in and to the Invention(s).

2.4

Cherksey warrants and represents that he has not assigned and will not assign rights to any Patent(s) to any third party, has the full right to convey the entire interest herein assigned and has not executed and will not execute any agreement in conflict herewith.

2.5

United States and Foreign Patent Expenses

Except as provided in Article 2.6 below, NYU agrees to pay for all documented United States and foreign patent expenses (including legal fees, filing, prosecution, and maintenance fees or other governmental charges) incurred in connection with the Patents.

2.6

Jurisdiction and Non-Payment

NYU along with any licensees shall mutually determine the countries or jurisdictions where Patents will be filed, prosecuted and maintained.  If NYU elects not to file a Patent covering any Invention in any jurisdiction, or after having filed a Patent elects to discontinue prosecution or maintenance of such a Patent, NYU shall notify Cherksey.  Cherksey, at his expense, may elect to file, prosecute or maintain such a Patent.

2.7

Patents shall be prosecuted by patent counsel chosen by NYU, and CHERKSEY shall be kept informed of patent prosecution matters.  All Patent prosecution decisions shall be made by NYU, subject to any agreements with licensees of Patents.

3.

LICENSING

3.1

Licensing of Patent(s)

The parties agree that NYU shall have the exclusive responsibility and authority at its sole discretion:  (a) to promote and market the Patent(s) for licensing and commercialization; (b) to identify and negotiate with appropriate party(ies) interested in such licensing and commercialization rights for the Patent(s); and (c) to enter into binding agreements for the granting of exclusive or non-exclusive licenses or commercialization rights for the Patent(s) and for any other patent of the parties needed to practice the Patent(s).

3.2

License Revenues

The parties agree to share Net Revenues and Equity at the proportion of one-half (1/2) to the NYU Inventor(s) and one-half (1/2) to NYU.  NYU shall pay to the NYU Inventors his/their share of Net Revenues due and payable under this Agreement within ninety (90) days after June 30 and December 31 of each year.

4.

INFRINGEMENT LITIGATION

4.1

In the event that litigation is contemplated to enforce any of the Patents covered by this Agreement, Cherksey will cooperate with NYU and or any licensee in any such effort to enforce such Patent(s).  NYU, or if appropriate, a licensee of an infringed Patent, may bring litigation to enforce such Patent(s), but is under no such obligation.

5.

TERM AND TERMINATION

5.1

Term

The Term of this Agreement shall be for the life of the last to expire Patent.

5.2

Surviving Provisions

Articles, 3, 4, 5, and 6 shall survive termination of this Agreement.

6.

MISCELLANEOUS

6.1

Rights of Governments.

Nothing in this Agreement shall be construed to limit in any way the rights of the U.S. Government or other state or local governmental organization(s) to rights under applicable federal, state or local regulations, rules or laws.

6.2

Entire Agreement; Changes; Venue

This Agreement embodies the entire understanding between the parties concerning its subject matter and supersedes any prior agreements or understanding relating thereto.  This Agreement may not be varied except by a written document signed by duly authorized representatives of both parties.  The Agreement shall be governed by and interpreted in accordance with the laws of the State of New York.

6.3

Assignment

Neither party shall assign its rights and/or obligations under this Agreement without the written consent of the other party, which shall not be unreasonably withheld.

7.

NOTICE

Any payment, notice or other communication pursuant to this license shall be sufficiently made or given on the date of mailing if sent to such party first class, certified or registered mail, return receipt requested, addressed to it at its address below or as it shall designate by written notice given to the other party:

If to Bruce Cherksey:

Bruce Cherksey

59 Willow Terrace

Hoboken, NJ 07030

If to NYU:

New York University

650 First Avenue, 6th Floor

New York, NY 10016

Attention:

Abram Goldinger

Executive Director,

Industrial Liaison/Technology Transfer

and

Office of Legal Counsel

New York University

Bobst Library

70 Washington Square South

New York, NY 10012

Attention:

Annette B. Johnson, Esq.

Vice Dean and General Counsel for Medical

School Affairs

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals and duly executed this Agreement the date first above written.

BY: /s/ Bruce Cherksey

/4/14/04

Bruce Cherksey

Date

NEW YORK UNIVERSITY

BY: /s/ Abram Goldfinger

/5/7/04

Abram Goldfinger

Date

TITLE:

Executive Director, Industrial Liaison/Technology Transfer

#

APPENDIX III

#

DEVELOPMENT PLAN - YEAR 1

1.

Procure muira puama in bulk

2.

Produce quantity of extract asper patent

3.

Identify and arrange for:

1.

Supplier

2.

Extraction

3.

Chemist(s)

1)       Purification

2)       Structure Determination

3)       Synthesis

1.

Animal Test Lab

2.

Patent Attorney

3.

Regulatory Consultant

2. New Extraction 1

d.       Determine purity

e.       Animal Test

1. New Extraction 2

d.       Determine Purity

e.       Animal Test

1.Possible Extraction 3

d.       Determine Purity

e.       Animal Test

1.At Purity

d.       Final Structure Determination

e.       Synthesize Pure Compound

f.        File New Patents

#

Exhibit 10.3

Phytomedical Technologies Corporation

216 – 1628 West 1st Avenue

Vancouver, BC V6J 1G1

July 29, 2004

Mr. Abram Goldfinger

Executive Director

Industrial Liaison/Technology Transfer

New York University

650 First Avenue

6th Floor

New York, New York 10016

Re:

Grant of Stock Option by Phytomedical to New York University

Dear Mr. Goldfinger:

Reference is hereby made to that certain Option Purchase and Rights Agreement of even date herewith (the “Purchase Agreement”), by and among, Enterprise Technologies, Inc., a Nevada corporation (“Parent”), Phytomedical Technologies Corporation, a Nevada corporation (the “Company”), and New York University, a New York Education corporation (“NYU”), a copy of which is attached hereto as Exhibit B.  This agreement (the “Option Agreement”) is being delivered pursuant to Section 2.1 of the Purchase Agreement. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Purchase Agreement.

The Company represents to NYU that, as of the date hereof, its authorized capital stock consists of 100,000,000 shares of common stock, $0.0001 par value per share, of which 7,500 shares are issued and outstanding, and an aggregate of 2,500 shares (the “Underlying Shares”) are reserved for issuance in accordance with the terms and upon the exercise of issued and outstanding stock purchase options, including, but not limited to the shares issuable upon exercise of the option granted hereby.  All of the shares of Common Stock now issued and outstanding have been duly authorized and validly issued and are fully paid and non-assessable. The Company also represents to NYU that a complete and accurate copy of the Company's Certificate of Incorporation as amended through the date hereof is annexed hereto as Exhibit "A".  Currently, except for the Underlying Shares, no other shares of Common Stock are currently proposed to be issued.  All shares of Common Stock issuable upon the exercise of the Option shall be fully paid and nonassessable, free and clear of all taxes, liens, encumbrances and charges with respect to the issue thereof.  During the period within which the Option may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Common Stock to provide for the exercise of the Option.

1.  Grant and Duration of Option  Subject to the provisions of this Option Agreement, the Company hereby grants to NYU an option (the "Option") to purchase from the Company at any time during the period commencing on the date hereof through and including July 20, 2006 (the "Termination Date") 1,250 shares of Common Stock (the "Option Shares") which shall represent, as the date hereof, twelve and one half percent (12.5%) of the sum of (i) the total issued and outstanding shares of Common Stock plus (ii) the shares reserved for issuance upon exercise of the Option and the options listed on Exhibit C hereto, at an exercise price of $0.08 per share (the "Exercise Price").

2.  Exercise of Option  The  Option granted hereby is nontransferable. The Option may be exercised in whole or in part.  If NYU chooses to exercise the Option, it shall, within the above time frame, give written notice thereof to the Company at the address set forth above.. The closing for the purchase of Shares shall be at such time, date and place as are mutually satisfactory to the Company and NYU, provided the closing shall occur not later than two (2) weeks after delivery by NYU of the notice that it is exercising its Option to purchase the Shares. Payment for the Shares purchased by NYU shall be made in full at the closing by check payable to the Company.  At the closing, the Company shall cause to be delivered to NYU certificates issued in NYU’s name evidencing the Shares purchased by NYU.

3.  Purchase Agreement  Upon exercise of its Option under this Option Agreement, NYU shall have the rights, and shall be responsible for the obligations set forth in the Purchase Agreement dated the date hereof.

4.  Company Covenants  The Company hereby further covenants and agrees with NYU that:

(a) it shall not enter into any agreements or business arrangements with any affiliate of the Company or any affiliate of a member of the Board of Directors of the Company unless (i) the terms of such agreements or arrangements are at least as favorable to the Company as those that could be obtained from independent third parties for comparable goods or services and (ii) the agreement or arrangement is authorized by a majority of the disinterested members of the Board of Directors.

(b) Within one (1) year after the completion of the first clinical trials of a Licensed Product (as defined in the License Agreement), Company shall cause to be prepared and filed a registration statement on Form 10 or such other applicable form of registration statement then available to the Company, registering its Common Stock, including the shares issuable upon exercise of the Option, under the Exchange Act unless such deadline is extended by the mutual written agreement of NYU and Company, which consent shall not be unreasonably withheld, based on an assessment of current stock market conditions.  In lieu of extending such deadline, upon the mutual written consent of NYU, the Company and the Parent, which consent may be withheld by any of such parties for any reason whatsoever, the Shares held by NYU may be exchanged for shares of the capital stock of Parent, or Parent shall purchase the Shares held by NYU.  Any such transaction shall be based upon the fair market value of the Shares (as mutually agreed upon in writing by the Parties) and shall be subject to such other terms and conditions as are mutually agreed upon in writing by the Parties.

(c) Effective upon the purchase of Shares by NYU, the Company shall have granted NYU the so-called "piggyback" registration rights granted to all other stockholders who are parties to the Purchase Agreement. In connection with each such registration, the Company shall fully defend, indemnify and hold NYU, any underwriter chosen to sell the Shares, and their trustees, directors, officers, employees, servants, agents and representatives harmless from and against each and every claim, demand, suit, proceeding, prosecution and other legal action or cause of action of any kind (and any and all costs, expenses, losses, damages, awards, judgments and liability resulting therefrom including, without being limited to, reasonable attorneys fees), resulting from, arising out of or occurring in connection with such registration or any offering or sale of securities related thereto, provided, however, that such indemnity shall not apply to the extent that any such claim, demand, suit, proceeding, prosecution or other legal action or cause of action results from or arises out of any untrue statement or information set forth in a writing that is furnished to the Company or such underwriter by NYU and that specifically states that such statement or information is provided for inclusion in the prospectus or registration statement relating to such registration.  Provided that, if the piggyback registration is an underwritten registration, and the managing underwriter(s) advise the Company in writing that in their opinion the number of shares requested to be included in such registration exceeds the number that can be sold in such offering without adversely affecting such offering, the Company will include in such registration: first, all of the shares the Company proposes to sell, and second, such number of Shares, if any, that the managing underwriter(s) advise Company may be included in the offering without having an adverse affect on the offering. Except for the NYU right to include Shares in a piggyback registration in accordance with the terms of this section 4, all decisions regarding a Piggyback Registration, including without limitation the selection of the underwriters, the terms of the offering, and any decision to modify, postpone or terminate the offering, shall be in the sole discretion of the Company.

(d) NYU shall be granted at least as favorable registration rights as granted to any holder of the Company’s equity securities, and once it exercises its Option, the same voting rights as all other holders of the Company’s common stock.

(e) Upon completion of any financing or series of financings or investment, including private placements or public offerings, by the Company or the Parent in which shares of the Company are issued, the Company shall issue, or cause to be issued upon exercise of NYU’s option, additional shares of its common stock to NYU to maintain NYU’s percentage ownership of the outstanding shares of the Company at twelve and one-half percent (12.5%), until the total equity investment in the Company equals one million eight hundred and twenty five thousand dollars ($1,825,000)  (the “Initial Financing”), after deduction of all related costs, fees and expenses.  Any equity financing in excess of the Initial Financing in which additional shares of the Company’s stock are issued shall dilute all equity owners of the Company (determined immediately prior to the receipt of the excess financing) pari passu.  If Bruce Cherksey, PhD. (the “NYU Scientist”) acquires more than twelve and one-half percent (12.5%) of the outstanding shares of the Company from the Company, NYU shall have the right, for a period of 30 days following written notice from the Company of such acquisition by the NYU Scientist, to purchase additional shares of the Company, at the same price per share and on the same terms and conditions as the NYU Scientist, to increase NYU’s percentage ownership in the Company to the percentage ownership of the NYU Scientist.

5. Representations and Warranties  The Company and NYU each mutually represent and warrant to the other that:

(a) The execution, delivery and performance of this OptionAgreement will not violate any provision of law, any order of any court or other agency of government, or any provision of any indenture, agreement or other instrument to which such party or any of such party's properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of such party.

(b) This Option Agreement has been duly executed and delivered by such party and constitutes the legal, valid and binding obligation of such party, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to the enforcement of creditor's rights and remedies or by other equitable principles of general application.

(c) NYU acknowledges that the Option and the Shares may not be sold, transferred, pledged, hypothecated, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities or an available exemption from registration under the Securities Act, the Securities must be held indefinitely.

NYU agrees that the Option and the Shares shall bear legends in substantially the following form:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT AN OPINION OF LEGAL COUNSEL FOR THE HOLDER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO LEGAL COUNSEL FOR THE COMPANY.”

6.  No Impairment  Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but it shall at all times in good faith assist in the carrying out of all of the provisions of this Option Agreement and in the taking of all such action as may be necessary or appropriate in order to protect the rights of NYU against impairment.

7.  Adjustments; Merger or Consolidation

(a)

In the event that, prior to the expiration of the Option, the Company shall effect a subdivision, recapitalization or consolidation of the shares of its Common Stock or the payment of a stock dividend in Common Stock upon such shares without the receipt of consideration, then (i) if such event shall result in an increase in the number of issued shares of Common Stock, the number of shares of Common Stock covered by the Option shall be proportionately increased and the exercise price per share of Common Stock covered by the Option shall be proportionately reduced, and (ii) if such event shall result in a decrease in the number of issued shares of Common Stock, the number of shares of Common Stock covered by the Option shall be proportionately decreased and the exercise price per share of Common Stock covered by the Option shall be proportionately increased.

 (b)

Notwithstanding anything contained herein to the contrary, a merger or consolidation in which the Company is not the surviving corporation, or a sale of substantially all of the Company’s assets or capital stock, or a liquidation or dissolution of Company (each, a “Terminating Event”) shall cause the Option to terminate upon the closing of the Terminating Event.  Company shall provide NYU with (i) written notice of any Terminating Event as far in advance as possible, but in no event less than ninety (90) days in advance, (ii) regular written updates regarding such Terminating Event and the anticipated closing date, and (iii) any additional information requested by NYU regarding such Terminating Event.  In the event that NYU exercises the Option in anticipation of the closing of a Terminating Event and such Terminating Event is not completed, NYU shall have the right to rescind the exercise of the Option and this Option Agreement shall thereafter remain in full force and effect as if the rescinded exercise had not occurred.

(c)

In the event of a change in the Common Stock as presently constituted, whereby all the authorized shares of Common Stock with par value are converted into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Shares for the purposes of the Option.

8.  Notices Any notice or other communications required or permitted hereunder shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class certified mail, postage prepaid, or by overnight courier, or by fax addressed to such party at the address or fax number set forth below or such other address or fax number as may hereafter be designated in writing by the addressee to the other parties:

(1) if to the Company, to:

Phytomedical Technologies Corporation

216 – 1628 West 1st Avenue

Vancouver, BC V6J 1G1

Facsimile No. 604-659-5029

Attn:

with a copy to:

Joseph Sierchio, Esq.

Sierchio Greco & Greco, LLP

720 Fifth Avenue

New York, New York 10022

Facsimile No. 212-246-2225

(2) if to New York University, to:

New York University

726 Broadway

Room 208

New York 10003

Attention:

Elisa Cohen

Assistant Treasurer

Office of the Treasurer

with a copy to:

Office of Legal Counsel

New York University

Bobst Library

70 Washington Square South

New York, New York 10012

Facsimile No. 212

Attn: Annette B. Johnson, Esq.

Associate General Counsel

9.  Governing Law  This Option Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its conflict or choice of laws provisions or rules.

10. Entire Agreement Modifications  This Option Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be amended or modified nor any provisions waived except in a writing signed by the Company and NYU.  No waiver of any provision of this Option Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance.

11. Severability  In the event that any one or more of the provisions contained in this Option Agreement or in any other instrument referred to herein shall, for any reason, be held to be invalid, illegal or unenforceable, such illegality, invalidity or unenforceability shall not affect any other provisions of this Option Agreement.

12. Termination.  This Option Agreement shall terminate and shall lapse and be of no further force or effect upon the Termination Date if NYU has not exercised the Option. If NYU exercises its Option the following provisions shall survive expiration or termination of this Option Agreement: Sections 4c, 4d, 4e, 6, 9 and 10.

13. Counterparts  This Option Agreement may be executed by facsimile and in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

Cordially yours,

Phytomedical Technologies Corporation

By:

/s/ Harmel S. Rayat

Accepted and Agreed:

New York University

By:

/s/ Abram Goldfinger

Abram Goldfinger

Executive Director

Industrial Liaison/Technology Transfer

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EXHIBIT A

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Exhibit B

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OPTION PURCHASE AND RIGHTS AGREEMENT

Among

Enterprise Technologies, Inc

a Nevada corporation,

and

 Phytomedical Technologies Corporation

a Nevada corporation,

and

New York University

a New York Education corporation

July 29, 2004

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THIS OPTION PURCHASE AND RIGHTS AGREEMENT (the “Agreement”) is made as of July 29, 2004 by and among Enterprise Technologies, Inc., a Nevada corporation (“Parent”), Phytomedical Technologies Corporation, a Nevada corporation (“Sub”), and New York University, a New York Education corporation (“NYU”), under which the Sub shall issue to NYU an option (the “Option”) to purchase aggregate of one thousand two hundred and fifty (1,250) shares of its authorized and unissued common stock (the “Shares”), and NYU and Sub will enter into the License Agreement (as defined below).  Each of NYU, Parent and Sub is individually referred to as a “Party” and collectively referred to herein as the “Parties”.  Certain other terms are used herein as defined below in Article I or elsewhere in this Agreement.

BACKGROUND

WHEREAS, Parent owns all of the issued and outstanding stock of Sub;

WHEREAS, NYU has licensed certain technology to Sub pursuant to the License Agreement;

WHEREAS, NYU is party to an Invention Assignment Agreement (the "Invention Agreement") with Bruce Cherksey, Ph.D. (the "NYU Scientist");

WHEREAS, Parent, Sub, and NYU have each entered into this Agreement to set forth the terms and conditions under which Sub will grant the Option to NYU.

NOW, THEREFORE, in consideration of the respective covenants contained herein and intending to be legally bound hereby, the Parties hereto agree as follows:

ARTICLE I
DEFINITIONS

For convenience, certain terms used in more than one part of this Agreement are listed in alphabetical order and defined or referred to below (such terms as well as any other terms defined elsewhere in this Agreement shall be equally applicable to both the singular and plural forms of the terms defined).

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person.  For the purposes of this definition, “control” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise and the terms of “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” means this Agreement and the Exhibits hereto.

“Assets” means, with respect to a Party, all of the assets, properties, goodwill and rights of every kind and description, real and personal, tangible and intangible, wherever situated and whether or not reflected in such Party’s most recent financial statements, that are owned or possessed by such Party and its Subsidiaries, taken as a whole.

“Benefit Plan” means all employee benefit, health, welfare, supplemental unemployment benefit, bonus, pension, profit sharing, deferred compensation, severance, incentive, stock compensation, stock purchase, retirement, hospitalization insurance, medical, dental, legal, disability, fringe benefit and similar plans, programs, arrangements or practices, including, without limitation, each “employee benefit plan” as defined in Section 3(3) of ERISA.

“Business” means with respect to Sub the entire business and operations of Sub and its Subsidiaries taken as a whole.

“Charter Documents” means an entity’s certificate or articles of incorporation, certificate defining the rights and preferences of securities, articles of organization, general or limited partnership agreement, certificate of limited partnership, joint venture agreement or similar document governing the entity.

“Closing” is defined in Section 2.2 of this Agreement.

“Closing Date” is defined in Section 2.2 of this Agreement.

“Code” means the Internal Revenue Code of 1986, as amended.  All citations to provisions of the Code, or to the Treasury Regulations promulgated thereunder, shall include any amendments thereto and any Substitute or successor provisions thereto.

“Common Stock” means the common stock, par value $0.0001per share, of Sub.

“Contract” means any written or oral contract, agreement, letter of intent, agreement in principle, lease, instrument or other commitment that is binding on any Person or its property under applicable Law.

“Court Order” means any judgment, decree, injunction, order or ruling of any federal, state, local or foreign court or governmental or regulatory body or authority, or any arbitrator that is binding on any Person or its property under applicable Law.

“Default” means (i) a breach, default or violation, (ii) the occurrence of an event that with or without the passage of time or the giving of notice, or both, would constitute a breach, default or violation or (iii) with respect to any Contract, the occurrence of an event that with or without the passage of time or the giving of notice, or both, would give rise to a right of termination, renegotiation or acceleration or a right to receive damages or a payment of penalties.

“Encumbrances” means any lien, mortgage, security interest, pledge, restriction on transferability, defect of title or other claim, charge or encumbrance of any nature whatsoever on any property or property interest.

“Environmental Condition” means any condition or circumstance, including the presence of Hazardous Substances which does or would (i) require assessment, investigation, abatement, correction, removal or remediation under any Environmental Law, (ii) give rise to any civil or criminal Liability under any Environmental Law, (iii) create or constitute a public or private nuisance or (iv) constitute a violation of or noncompliance with any Environmental Law.

“Environmental Law” means all Laws, Court Orders, principles of common law, and permits, licenses, registrations, approvals or other authorizations of any Governmental Authority relating to Hazardous Substances, pollution, protection of the environment or human health.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

 “GAAP” means United States generally accepted accounting principles including those set forth: (a) in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, (b) in the statements and pronouncements of the Financial Accounting Standards Board, (c) in such other statements by such other entity as approved by a significant segment of the accounting profession, and (d) the rules and regulations of the SEC governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the SEC.

“Governmental Authority” means any federal, state, local, municipal or foreign or other government or governmental agency or body.

“Governmental Permit” is defined in Section 3.11(c) of this Agreement.

“Hazardous Substances” means any material, waste or Substance (including, without limitation, any product) that may or could pose a hazard to the environment or human health or safety including, without limitation, (i) any “hazardous Substances” as defined by the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. §9601 et seq. and its implementing regulations, (ii) any “extremely hazardous Substance,” “hazardous chemical” or “toxic chemical” as those terms are defined by the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. § 11001 et seq. and its implementing regulations, (iii) any “hazardous waste,” as defined under the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, 42 U.S.C. §6901 et seq. and its implementing regulations (iv) any “pollutant,” as defined under the Water Pollution Control Act, 33 U.S.C. §1251 et seq. and its implementing regulations, as any of such Laws in clauses (i) through (iv) may be amended from time to time, and (v) any material, Substance or waste regulated under any Laws or Court Orders that currently exist or that may be enacted, promulgated or issued in the future by any Governmental Authority concerning protection of the environment, pollution, health or safety or the public welfare.

“Intellectual Property” means, with respect to a Party, all of the registered and unregistered patents, servicemarks, trademarks, copyrights, trade secrets and related intangible rights of a Party.

“License Agreement” means the License Agreement attached hereto as Exhibit A.

“Litigation” means any judicial or administrative process or proceeding or investigation, or any matter under arbitration or mediation.

“Laws” means any law, rule or regulation of any governmental or regulatory body.

“Material Adverse Effect” with respect to a Party shall mean any event, change, occurrence, effect, fact or circumstance that either individually or collectively with one or more other event, change, occurrence, effect, fact or circumstance is or may reasonably be expected to be materially adverse to (i) the ability of the Party to perform its obligations under this Agreement or to consummate the transactions contemplated hereby, or (ii) the business, tangible assets, liabilities, future prospects, results of operations or financial condition of the Party and its Subsidiaries, taken as a whole, other than any event, change, occurrence, effect, fact or circumstance (A) relating to the economy or securities markets of the United States or any other region in general, or (B) resulting from entering into this Agreement or the consummation of the transactions contemplated hereby or the announcement thereof.

“NYU” is defined above in the Preamble.

“NYU’s knowledge” or “knowledge of NYU” with reference to any item means that which the officer or director of NYU who executes this Agreement actually knows.

“Person” means any corporation, company, limited liability company, partnership, limited partnership or any business or other entity and any natural person.

“SEC Reports” is defined in Section 3.5 of this Agreement.

“Securities Act” is defined in Section 4.5 of this Agreement.

“Sub” is defined in the Preamble.

“Sub’s Assets” means the Assets of Sub.

“Sub’s Business” means the Business of Sub.

“Sub’s or Parent’s knowledge” or “knowledge of Sub or Parent” with reference to any item means that which the officers or directors, respectively, of the Sub or Parent actually know.

“Sub Subsidiary” means any Subsidiary of Sub.

“Subsidiary” shall mean, with respect to any Party, any corporation or other organization, whether incorporated or unincorporated, of which (a) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Party or by any one or more of its Subsidiaries, or by such Party and one or more of its Subsidiaries or (b) such Party or any other Subsidiary of such Party is a general partner (excluding any such partnership where such Party or any Subsidiary of such Party does not have a majority of the voting interest in such partnership).

“Transaction Documents” shall mean this Agreement, the Option Agreement, and the License Agreement.

“Transactions” shall mean the transactions provided for or contemplated by the Transaction Documents.

ARTICLE II
OPTION AGREEMENT; CLOSING

2.1 Sale and Purchase.   Subject to the terms and conditions hereof, at the Closing (as defined in Section 3.1 below), in consideration of the payment of one ($1.00) dollar and other good and valuable consideration by NYU, the receipt and sufficiency of which is hereby acknowledged by Sub, Sub agrees to execute, perform and deliver to NYU a valid and binding option agreement containing the Option in the form attached hereto as Exhibit B (the “Option Agreement”).

2.2 Location, Date of the Closing.  The closing for the Transactions (the “Closing”) shall be held simultaneously with the execution and delivery of this Agreement at the offices of NYU in New York, New York.  The date on which the Closing occurs is referred to herein as the “Closing Date”.

 2.3 Deliveries  At the Closing, Sub shall execute and deliver the Option Agreement to NYU, and Sub and NYU shall execute and deliver the License Agreement.

 2.4  Conditions of NYU’s Obligations at Closing.  The obligations of NYU under Section 2.3 of this Agreement are Subject to the fulfillment on or before the Closing, of each of the following conditions, the waiver of which shall not be effective unless NYU consents in writing thereto:

(a)  Representations and Warranties.  The representations and warranties of Sub contained in Article IV shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

(b)  Performance.  Sub shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

(c)  Compliance Certificate.  The President of Sub shall deliver to NYU at such Closing, a certificate certifying that the conditions specified in Section 3.1 have been fulfilled and stating that there has been no material adverse change in the business, affairs, prospects, operations, properties, assets or condition of Sub since the date of Sub’s incorporation.

(d)  Proceedings and Documents.  All corporate and other proceedings in connection with the Transactions and all documents incident thereto shall be reasonably satisfactory in form and substance to NYU, and NYU shall have received all such counterpart original and certified or other copies of such documents as NYU may reasonably request.

(e)  License Agreement.  Sub and NYU shall have entered into the License Agreement.

(f)

Option Agreement.  Sub shall have entered into the Option Agreement.

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ARTICLE III
REPRESENTATIONS AND WARRANTIES OF SUB AND PARENT

Sub hereby represents and warrants to NYU as follows:

3.1 Corporate.  Sub is a corporation duly organized, validly existing and in good standing under the laws under which it was incorporated.  Sub is qualified to do business as a foreign corporation in any jurisdiction where it is required to be so qualified.  The Charter Documents and bylaws of Sub have been duly adopted and are current, correct and complete and Sub is not in violation of any provision of its Charter Documents.  Sub has all necessary corporate power and authority to own, lease and operate its Assets and to carry on its Business as it is now being conducted or is proposed to be conducted as a result of the Transactions.

3.2 Authorization.  Sub has the requisite corporate power and authority to execute and deliver the Transaction Documents to which it is a party and to perform the Transactions to be performed by it.  Such execution, delivery and performance by Sub has been duly authorized by all necessary corporate action.  No consents or approvals of holders of Sub capital stock are required for the consummation of the Transactions.  Each Transaction Document executed and delivered by Sub as of the date hereof has been duly executed and delivered by Sub and constitutes a valid and binding obligation of Sub enforceable against Sub in accordance with its terms, except as otherwise limited by bankruptcy, insolvency, reorganization and other laws affecting creditors rights generally, and except that the remedy of specific performance or other equitable relief is available only at the discretion of the court before which enforcement is sought.

3.3 Validity of Contemplated Transactions.  Neither the execution and delivery by Sub of the respective Transaction Documents to which it is or will be a party, nor the performance of the Transactions to be performed by it, will (i) conflict with or result in any breach of any provision of the Charter Documents, the bylaws or similar organizational documents of Sub, (ii) require any filing with, or permit, authorization, consent or approval of, any Governmental Entity, (iii) result in a violation of breach of, or constitute (with or without due notice or the passage of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any Contract to which Sub is a party, or (iv) violate any Consent Order, statute, rule or regulation applicable to Sub or any of its properties or assets.  There are no third party consents or approvals required to be obtained under any Contracts to which Sub is a party or to which its assets are bound prior to the consummation of the Transactions.

3.4 Capitalization and Stock Ownership.  The total authorized capital stock of Sub consists of 100,000,000 shares of Common Stock, of which, as of the date hereof, 7,500 shares have been issued and 2,500 shares have been reserved for issuance upon exercise of stock purchase options (inclusive of the Option); all of the issued and outstanding shares of Common Stock are validly issued, fully paid and non-assessable.  Except as set forth in Exhibit 3.4 hereto and as expressly contemplated by this Agreement, as of the date hereof, there are no options, warrants, calls, commitments or other rights of any character (including conversion or preemptive rights) will entitle any Person to acquire any securities of Sub.  By the Closing Date, the Shares shall be reserved for issuance under the Option Agreement.

3.5 Parent SEC Reports; Financial Statements.  Parent has filed all required forms, reports, statements, schedules and other documents with the SEC since January 1, 2003, including (a) its Annual Reports on Form 10-KSB, (b) all proxy and information statements relating to Parent’s meetings of stockholders (whether annual or special) held since January 1, 2003, (c) its Quarterly Reports on Form 10-QSB, and (d) all other reports or registration statements filed by Parent (collectively, the “SEC Reports”).  Each of the SEC Reports, at the time it was filed, complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act, and with the forms and Regulations of the SEC promulgated thereunder, and did not contain at the time filed any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.  The financial statements, including all related notes and schedules contained in the SEC Reports (or incorporated by reference therein) fairly present the consolidated financial position of Parent as at the respective dates thereof and the consolidated results of operations and cash flows of Parent for the periods indicated in accordance with GAAP applied on a consistent basis throughout the periods involved (except for changes in accounting principles disclosed in the notes thereto) and Subject in the case of interim financial statements to normal year-end adjustments not expected to be material in amount and the absence of notes.

3.6 No Undisclosed Liabilities.  Except (a) as disclosed in the financial statements of Sub, and (b) for liabilities and obligations (i) incurred in the ordinary course of business and consistent with past practice, or (ii) incurred pursuant to, or in furtherance of, this Agreement or the Transactions, Sub has no liabilities or obligations of any nature, whether or not accrued, contingent or otherwise.

3.7 Taxes

(a) Parent and Sub have each (i) filed (or, in the case of tax returns not yet due, will file) with the appropriate governmental agencies all material tax returns required to be filed on or before the Closing and all such tax returns filed were true, correct and complete in all material respects, and (ii) paid (or, in the case of taxes not yet due, will pay), all taxes shown on such tax returns.

(b) Parent and Sub have each (i) duly paid or caused to be paid all material taxes and all taxes shown on tax returns that are or were due, except to the extent that a sufficient reserve for Taxes has been made and (ii) provided a sufficient reserve for the payment of all taxes not yet due and payable.

(c) No deficiency in respect of any taxes which has been assessed against Parent or Sub remains unpaid, except for taxes contested in good faith by appropriate proceedings, and there are no unassessed tax deficiencies or of any audits or investigations pending or threatened against Parent or Sub with respect to any Taxes.

(d) Neither Parent nor Sub has extended or waived the application of any applicable statute of limitations of any jurisdiction regarding the assessment or collection of any tax or any tax return.

(e) There are no liens for taxes upon any Assets of Parent or Sub.

(f) No notification has been received by Parent or Sub that an audit, examination or other proceeding is pending or threatened with respect to any taxes due from or with respect to or attributable to Parent or Sub or any tax return filed by or with respect to Parent or Sub.

3.8 Title to Assets and Related Matters.  Each of Parent and Sub has good and marketable title to its Assets, free from any Encumbrances except as set forth in the financial statements of the Parent included in the Parent's annual report on Form 10KSB for the fiscal year ended December 31, 2003.

3.9 Real Property.  All material real estate leased or owned by Sub as of the date hereof and used in the operation of the Sub’s Business is located at 216 – 1628 West 1st Avenue, Vancouver, BC V6J 1G1.

3.10 Subsidiaries.  As of the date hereof Sub does not own, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, limited liability company, business trust, joint venture or other legal entity.

3.11 Legal Proceedings; Compliance With Law; Governmental Permits

(a) There is no Litigation that is pending or to the knowledge of Sub, threatened against Sub.  Sub is and has been in compliance with all applicable Laws, and to the best knowledge of Sub including Environmental Law and applicable securities laws.  There has been no Default under any Laws applicable to Sub, including Environmental Laws.  There has been no Default with respect to any Court Order applicable to Sub.  Sub has not received any written notice or other communication to the effect that it is not in compliance with any applicable Laws, and Sub has no reason to believe that any presently existing circumstances are likely to result in violations of any applicable Laws.

(b) To the best knowledge of Sub, there is no Environmental Condition at any property presently or formerly owned or leased by Sub or any predecessor in interest.

(c) Sub has all material consents, permits, franchises, licenses, concessions, registrations, certificates of occupancy, approvals and other authorizations of Governmental Authorities (collectively, the “Governmental Permits”) required in connection with the operation of  its business as now being conducted, all of which are in full force and effect.  Sub has complied, in all material respects, with all of its Governmental Permits.

3.12 Employee Relations.  Sub is not (a) a party to, involved in or threatened by, any labor dispute or unfair labor practice charge, or (b) currently negotiating any collective bargaining agreement, and Sub has not experienced any work stoppage during the last three years.

3.13 ERISA

(a) Sub has no Benefit Plans within the meaning of ERISA, the Code and all other applicable Laws, including applicable Laws of foreign jurisdictions.  There have not been any “prohibited transactions,” as such term is defined in Section 4975 of the Code or Section 406 of ERISA, that could Subject Sub to any material penalty or tax imposed under the Code or ERISA.

(b) Sub has no current or contingent obligation to contribute to any multiemployer plan (as defined in Section 3(37) of ERISA), and neither Sub, nor any entity that has been treated as a single employer with Sub under Sections 414(b), (c), (m) or (o) of the Code, has any liability, contingent or otherwise, under Title IV of ERISA or Section 412 of the Code.

(c) There are no pending or threatened claims by or on behalf of any Sub Benefit Plans, or by or on behalf of any individual participants or beneficiaries of any Sub Benefit Plans, alleging any breach of fiduciary duty on the part of Sub or any of the officers, directors or employees of Sub under ERISA or any other applicable Regulations, or claiming benefit payments other than those made in the ordinary operation of such plans, or alleging any violation of any other applicable Laws.  The Sub’s Benefit Plans are not the subject of any investigation, audit or action by the Internal Revenue Service, the Department of Labor or the PBGC. Sub has made all required contributions under the Sub Benefit Plans including the payment of any premiums payable to the PBGC and other insurance premiums.

(d) The execution of this Agreement and the performance of the Transactions will not (either alone or in combination with the occurrence of any additional or subsequent events) constitute an event under any Sub Benefit Plan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any current or former employee, director or consultant of Sub.

3.14 Patents,Trademarks, Etc.  To the best knowledge of Sub, and except for the License Agreement, does not infringe upon or unlawfully or wrongfully use any Intellectual Property owned or claimed by another Person and no Person infringes on or wrongfully uses any Intellectual Property owned or claimed by Sub.  Sub owns or has valid rights to use all Intellectual Property used in the conduct of its business free and clear of all Encumbrances.  Sub has not made any claim of a violation or infringement by others of its rights to or in connection with its Intellectual Property which is still pending.

3.15 Absence of Certain Changes.  Since March 9, 2004, Sub has conducted its Business in the ordinary course and, as of the date hereof, there has not been:

(a) any Material Adverse Effect on the Sub Business;

(b) any distribution or payment declared or made in respect of Sub’s capital stock by way of dividends, purchase or redemption of shares or otherwise;

(c) any increase in the compensation payable or to become payable to any current director or officer of Sub, except for merit and seniority increases for employees made in the ordinary course of business, nor any material change in any existing employment, severance, consulting arrangements or any Sub Benefit Plan;

(d) any sale, assignment or transfer of any Sub Assets, or any additions to or transactions involving any Sub Assets, other than those made in the ordinary course of business or those solely involving Sub and its subsidiaries;

(e) other than in the ordinary course of business, any waiver or release of any material claim or right or cancellation of any material debt held by Sub;

(f) any change in practice with respect to Taxes, or any election, change of any election, or revocation of any election with respect to Taxes, or any settlement or compromise of any dispute involving a Tax liability;

(g) (i) any creation, or assumption of, any long-term debt or any short-term debt for borrowed money other than under existing notes payable, lines of credit or other credit facility in the ordinary course of business or otherwise in the ordinary course of business or with respect to its subsidiaries; (ii) any assumption, granting of guarantees, endorsements or otherwise becoming liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person except its subsidiaries; or (iii) any loans, advances or capital contributions to, or investments in, any other Person except its subsidiaries;

(h) except for this Agreement, the Options set forth on Exhibit 3.4 hereto and the License Agreement, any material agreement, commitment or contract, except agreements, commitments or contracts for the purchase, sale or lease of goods or services in the ordinary course of business;

(i) except for this Agreement, the Options set forth on Exhibit 4.4 hereto and the License Agreement, other than in the ordinary course of business, any authorization, recommendation, proposal or announcement of an intention to authorize, recommend or propose, or enter into any Contract with respect to, any (i) plan of liquidation or dissolution, (ii) acquisition of a material amount of assets or securities, (iii) disposition or Encumbrance of a material amount of assets or securities, (iv) merger or consolidation except as contemplated by this Agreement or (v) material change in its capitalization except as contemplated by this Agreement; or

(j) any change in accounting procedure or practice.

3.16 Corporate Records.  The minute books of Sub contain accurate, complete and current copies of all Charter Documents and of all minutes of meetings, resolutions and other proceedings of its Board of Directors and stockholders.

3.17 Finder’s Fees.  No Person is or will be entitled to any commission or finder’s fee or other payment in connection with the Transactions based on arrangements made by or on behalf of Sub.

3.18  Insurance.  The Sub has in full force and effect those insurance policies in sufficient amounts and Subject to reasonable deductibles, in amounts customary for companies similarly situated.

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ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF NYU

NYU hereby represents and warrants to Sub as follows:

4.1 Corporate.  NYU is a New York Education corporation.

4.2 Authorization.  NYU has the requisite corporate power and authority to execute and deliver the Transaction Documents to which it is a party and to perform the Transactions to be performed by it.  Such execution, delivery and performance by NYU have been duly authorized by all necessary corporate action.  Each Transaction Document executed and delivered by NYU as of the date hereof has been duly executed and delivered by NYU and constitutes a valid and binding obligation of NYU, enforceable against NYU in accordance with its terms, except as otherwise limited by bankruptcy, insolvency reorganization and other laws affecting creditors rights generally, and except that the remedy of specific performance or other equitable relief is available only at the discretion of the court before which enforcement is sought.

4.3 Validity of Contemplated Transactions.  Neither the execution and delivery by NYU of the respective Transaction Documents to which it is or will be a party, nor the performance of the Transactions to be performed by it, will require any filing, consent or approval under or constitute a Default, or result in a loss of material benefit under, (a) to NYU’s knowledge, any Law or Court Order to which NYU is subject, (b) the Charter Documents or bylaws of NYU, (c) any other Contracts to which NYU is a party or by which any of the NYU Assets may be subject.

4.4 Finder’s Fees.  No Person is or will be entitled to any commission, finder’s fee or other payment in connection with the Transactions based on arrangements made by or on behalf of NYU.

4.5 Investment Representations.  NYU represents and warrants to Sub as of the Closing Date that it:

(a) is an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), and was not organized for the specific purpose of acquiring the Securities;

(b) has sufficient knowledge and experience in investing in companies similar to Sub in terms of Sub’s stage of development so as to be able to evaluate the risks and merits of its investment in Sub and it is able financially to bear the risks thereof;

(c) has had an opportunity to discuss Sub’s business, management and financial affairs with Sub’s management; and

(d)

NYU’s acquisition of the Option (and the Shares upon exercise of the Option) is for its own account for the purpose of investment and not with a view to or for resale in connection with any distribution thereof.

(e)

NYU acknowledges that the Option and the Shares may not be sold, transferred, pledged, hypothecated, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities or an available exemption from registration under the Securities Act, the Securities must be held indefinitely.

NYU agrees that the Option and the Shares shall bear legends in substantially the following form:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT AN OPINION OF LEGAL COUNSEL FOR THE HOLDER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO LEGAL COUNSEL FOR THE COMPANY.”

4.6

Invention Agreement. To the best knowledge of NYU, the Invention Agreement has been duly executed by the parties thereto, is in full force and effect, and constitutes the legal, valid and binding obligations of the respective parties thereto. To the best knowledge of NYU, NYU has performed all obligations required to be performed by it and no default, or event which with notice or lapse of time or both would constitute a default, exists in respect thereof on the part of NYU.

ARTICLE V
COVENANTS OF PARENT AND SUB

5.1       Agreements with Affiliates.  Parent and Sub each hereby covenants and agree with NYU that until the Expiration Date (as defined in Section 6.11 below) neither shall enter into any agreement the subject of which is the License Agreement with each other any Affiliate of Parent or Sub or any Affiliate of a member of the Board of Directors of Parent or Sub unless (i) in the judgment of a majority of the disinterested members of the Board of Directors, the terms of such agreement are at least as favorable to the Sub as those that could be obtained from independent third parties for comparable goods or services, and (ii) the agreement is authorized by a majority of the disinterested members of the Board of Directors.

5.2       Agreements between Parent and Sub.  Parent and Sub each hereby covenant and agree with NYU that until the Sub has a reporting obligation under the Exchange Act they shall not enter into any agreement between Parent and Sub without the prior written consent of NYU which consent shall not be unreasonably withheld or delayed.   Any such agreement in violation of this Agreement shall be null and void.

5.3      Merger, Consolidation, Sale.    Parent and Sub each hereby covenant and agree with NYU that until the Sub has a reporting obligation under the Exchange Act no merger or consolidation of Sub with any other party and no sale of Sub shall be valid without the prior written consent of NYU, which consent shall not be unreasonably withheld or delayed.  Any such merger, consolidation or sale without the prior written consent of NYU shall be null and void.

5.4      Registration for Public Offering.  Within one (1) year after the completion of the first clinical trials of a Licensed Product (as defined in the License Agreement), Sub shall cause to be prepared and filed a registration statement on Form 10 or such other applicable form of registration statement then available to Sub, registering its Common Stock, including the Shares, under the Exchange Act, unless such deadline is extended by the mutual written agreement of NYU and Sub based on an assessment of current stock market conditions.    In lieu of extending such deadline, upon the mutual written consent of all Parties, which consent may be withheld by any party for any reason whatsoever, the Shares held by NYU may be exchanged for shares of the capital stock of Parent, or Parent shall purchase the Shares held by NYU.  Any such transaction shall be based upon the fair market value of the Shares (as mutually agreed upon in writing by the Parties) and shall be subject to such other terms and conditions as are mutually agreed upon in writing by the Parties.

ARTICLE VI
GENERAL MATTERS

6.1 Contents of Agreement.  This Agreement, together with the other Transaction Documents, set forth the entire understanding of the Parties hereto with respect to the Transactions and supersedes all prior agreements or understandings among the Parties regarding those matters.

6.2 Amendment, Parties in Interest, Assignment, Etc.  This Agreement may be amended, modified or supplemented only by a written instrument duly executed by each of the Parties hereto.  If any provision of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, legal representatives, successors and permitted assigns of the Parties hereto.  No Party hereto shall assign this Agreement or any right, benefit or obligation hereunder.  Any term or provision of this Agreement may be waived at any time by the Party entitled to the benefit thereof by a written instrument duly executed by such Party.  The Parties hereto shall execute and deliver any and all documents and take any and all other actions that may be deemed reasonably necessary by their respective counsel to complete the Transactions.  Nothing in this Agreement is intended or will be construed to confer on any Person other than the Parties hereto any rights or benefits hereunder.

6.3 Interpretation.  Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) “or” has the inclusive meaning frequently identified with the phrase “and/or,” (d) “including,” “includes” or similar words has the inclusive meaning frequently identified with the phrase “but not limited to” and (e) references to “hereunder” or “herein” relate to this Agreement.  The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect.  Section, Subsection and Exhibit references are to this Agreement unless otherwise specified.  The Exhibits referred to in this Agreement will be deemed to be a part of this Agreement.  Each accounting term used herein that is not specifically defined herein shall have the meaning given to it under GAAP.

6.4 Notices.  All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered or sent by a nationally recognized overnight courier upon proof of delivery.  Any notices shall be deemed given upon receipt at the address set forth below, unless such address is changed by notice to the other Party hereto:

If to NYU:

New York University

726 Broadway

Room 208

New York 10003

Attention:

Elisa Cohen

Assistant Treasurer

Office of the Treasurer

with a required copy (which shall not constitute notice) to:

Office of Legal Counsel

New York, University

Bobst Library

70 Washington Square South

New York, NY 10012

Attention:

Annette B. Johnson, Esq.

Vice Dean and Senior Counsel for Medical School Affairs

If to Parent:

Enterprise Technologies, Inc.

216 – 1628 West 1st Avenue

Vancouver, BC V6J 1G1

Attention:

Indy Panchi

If to Sub:

Phytomedical Technologies Corporation

216 – 1628 West 1st Avenue

Vancouver, BC V6J 1G1

Attention:

Harmel S. Rayat

with a required copy (which shall not constitute notice) to:

Joseph Sierchio, Esq.

Sierchio Greco & Greco, LLP

720 Fifth Avenue

New York, New York 10022

6.5 Governing Law and Venue.  This Agreement shall be construed and interpreted in accordance with the Laws of the State of New York without regard to its provisions concerning conflict of laws (“Applicable Law”).  Any dispute or controversy concerning or relating to this Agreement shall be exclusively resolved in the federal or state courts located in New York, New York.

6.6 Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be binding as of the date first written above, and all of which shall constitute one and the same instrument.  Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

6.7 Waivers.  Compliance with the provisions of this Agreement may be waived only by a written instrument specifically referring to this Agreement and signed by the Party waiving compliance.  No course of dealing, nor any failure or delay in exercising any right, will be construed as a waiver, and no single or partial exercise of a right will preclude any, other or further exercise of that or any other right.

6.8 Modification.  No supplement, modification or amendment of this Agreement will be binding unless made in a written instrument that is signed by all of the Parties hereto and that specifically refers to this Agreement.

6.9 Enforcement of Agreement.  The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction, this being in addition to any other remedy to which they are entitled at law or equity.

6.10 Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to affect the original intent of the parties as closely as possible to the fullest extent permitted by Applicable Law in an acceptable manner to the end that the Transactions are fulfilled to the extent possible.

6.11 Survival of Warranties.  The Closing and shall in no way be affected by any investigation of the Subject matter thereof made by or on behalf of NYU, Parent or  Sub. Anything herein to the contrary notwithstanding, the representations, warranties and covenants of  Sub and Parent contained herein shall survive the Closing until the earlier to occur of (i)  Sub  having a reporting obligation under the Exchange Act or (ii) the sixth anniversary date of the Closing (the “Expiration Date”).

6.12 Expenses.  Irrespective of whether the Closing is effected, each Party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.  If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or any other agreement relating to the Option, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

[Signatures on following page]

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Exhibit C

{00055525.2 / RLD100}

OPTION PURCHASE AND RIGHTS AGREEMENT

Dated as of July 29, 2004 by and among Enterprise Technologies, Inc., a Nevada corporation, Phytomedical Technologies Corporation, a Nevada corporation, and New York University, a New York Education corporation.

_______________________________________

1.

Option Agreement of even date herewith between Phytomedical Technologies Corporation, a Nevada corporation, (the “Sub”) and New York University, a New York Education corporation (“NYU”), pursuant to which NYU has the right to purchase up to 1,250 shares of the Sub’s common stock.

2

Option Agreement of even date herewith between the Sub and Bruce Chersky, pursuant to which Bruce Chersky has the right to purchase up to 1,250 shares of the Sub’s common stock.

{00055525.2 / RLD100}